                                  FREE WRITING PROSPECTUS FOR RAMP SERIES 2007-RS2 TRUST
                                   (Filed pursuant to Rule 433; SEC File No. 333-140609)

-----------------------------------------------------------------------------------------------------------------------

RAMP SERIES 2007-RS2 TRUST
Issuing Entity

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2007-RS2

$363,000,000 CERTIFICATES (APPROXIMATE)

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor (SEC File No. 333-140609)

RESIDENTIAL FUNDING COMPANY, LLC
Master Servicer and Sponsor

MAY 4, 2007

Banc of America Securities LLC
-------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which
this   communication   relates.   Before  you  invest,   you  should  read  the  prospectus  in  that  registration statement  and other  documents  the  depositor  has filed  with the SEC for more  complete  information  about the depositor,  the  issuing  entity and this  offering.  You may get these  documents  for free by  visiting  EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor, any underwriter or any dealer participating in the offering  will  arrange  to send you the  prospectus  if you  request  it by calling  toll-free  1-800-294-1322  or
you   e-mail   a   request   to    dg.prospectus_distribution@bofasecurities.com.    The    securities    may   not
be  suitable  for all  investors.  Banc of  America  Securities  LLC (the  "Underwriter")  and its  affiliates  may acquire,  hold or sell  positions in these  securities,  or in related  derivatives,  and may have an investment or commercial  banking  relationship  with  the  depositor.  The  information  contained  in  these  materials  may be
based   on   assumptions   regarding   market   conditions   and   other   matters   as   reflected   herein.   The
Underwriter  makes  no  representation   regarding  the  reasonableness  of  such  assumptions  or  the  likelihood
that  any  such  assumptions  will  coincide  with  actual  market  conditions  or  events,   and  these  materials
should not be relied upon for such purposes.  The  Underwriter and its affiliates,  officers,  directors,  partners
and  employees,   including   persons   involved  in  the  preparation  or  issuance  of  these   materials,   may,
from  time to time,  have  long or short  positions  in,  and buy and  sell,  the  securities  mentioned  herein or derivatives  thereof  (including  options).  Information in these  materials is current as of the date appearing on the material only.  Information in these materials  regarding any securities  discussed herein supersedes all prior information  regarding  such  securities.  These  materials  are not to be  construed  as an  offer  to sell or the solicitation  of any offer to buy any security in any  jurisdiction  where such an offer or  solicitation  would be illegal.
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                          FREE WRITING PROSPECTUS LEGEND

No contract of sale for the  certificates,  written,  oral or otherwise,  will be effective between Banc of America
Securities LLC and potential purchasers until a preliminary  prospectus  supplement is delivered by the Underwriter to such  potential  purchasers  and the potential  purchaser and the  Underwriter  enter into a contract  after the
deliver  of  such  preliminary  prospectus  supplement.   The  information  in  this  free  writing  prospectus  is
preliminary, and will be superseded by the preliminary prospectus.

The  certificates  referred  to in these  materials  are being  sold  when,  as and if  issued.  The  issuer is not obligated to issue such  certificates  or any similar  security and the  underwriter's  obligation  to deliver such certificates  is  subject  to the terms and  conditions  of the  underwriting  agreement  with the  issuer  and the availability  of such  certificates  when,  as and if issued by the issuer.  You are advised  that the terms of the certificates,  and the  characteristics  of the mortgage  loan pool  backing  them,  may change  (due,  among other things,  to the  possibility  that mortgage loans that comprise the pool may become  delinquent or defaulted or may be removed or replaced  and that  similar or  different  mortgage  loans may be added to the pool,  and that one or more classes of certificates may be split,  combined or eliminated),  at any time prior to issuance or availability of a final  prospectus.  You are  advised  that  certificates  may not be  issued  that  have  the  characteristics described in these  materials.  The  underwriter's  obligation to sell such  certificates  to you is conditioned on the mortgage loans and certificates  having the  characteristics  described in these  materials.  If for any reason the issuer does not deliver  such  certificates,  the  underwriter  will notify you, and neither the issuer nor any underwriter  will have any  obligation  to you to deliver  all or any  portion of the  certificates  which you have committed  to  purchase,  and none of the  issuer  nor any  underwriter  will be liable  for any  costs or  damages whatsoever arising from or related to such non-delivery.

This free writing  prospectus is being delivered to you solely to provide you with  information  about the offering of the  certificates  referred  to in this  free  writing  prospectus  and to  solicit  an  offer to  purchase  the certificates,  when,  as and if issued.  Any such offer to purchase  made by you will not be accepted  and will not constitute a contractual  commitment by you to purchase any of the  certificates  until we have accepted your offer to  purchase  certificates.  We will not accept any offer by you to  purchase  the  certificates,  and you will not have any contractual  commitment to purchase any of the certificates  until after you have received the preliminary prospectus.  You may  withdraw  your offer to purchase  certificates  at any time prior to our  acceptance  of your offer.  Any  "indications  of interest"  expressed by you, and any "soft circles"  generated by us, will not create binding contractual obligations for you or us.

The  information  in this free  writing  prospectus  supersedes  information  contained  in any prior  similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                              IRS CIRCULAR 230 NOTICE

                This free  writing  prospectus  is not  intended  or written  to be used,  and cannot be used, for the purpose of avoiding U.S.  federal,  state or local tax penalties.  This free  writing  prospectus  is  written  and  provided  by the underwriter in connection with the promotion or marketing of the  transactions or matters  addressed  herein.  Investors  should seek  advice  based on their particular circumstances from an independent tax advisor.

 Any disclaimers or other notices that may appear below this document are not applicable to this  communication and should  be  disregarded.  Such  disclaimers  or other  notices  were  automatically  generated  as a result of this communication being sent via Bloomberg or another email system.

                                               RAMP SERIES 2007-RS2

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
  Class        Interest        Approximate       Interest      Principal        Expected                Expected                   Expected                 Final              Expected
                                                                                                        Principal
                                                                                                         Window                    Maturity               Scheduled
                                                  Accrual                     WAL (yrs)(2)             (months)(2)                   Date                Distribution           Ratings
             Type (3)(4)         Size(1)           Basis          Type          Call/Mat                Call/Mat                  Call/Mat(6)              Date(7)               (M/S)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    A1         Floating            168,973,000    Act/360         SEQ          1.00 / 1.00          1 to 23 / 1 to 23           Mar-09 / Mar-09           July 2029            Aaa / AAA
    A2         Floating            109,858,000    Act/360         SEQ          3.00 / 3.00         23 to 64 / 23 to 64          Aug-12 / Aug-12          August 2035           Aaa / AAA
    A3         Floating             49,369,000    Act/360         SEQ          6.94 / 8.69        64 to 91 / 64 to 222          Nov-14 / Oct-25            May 2037            Aaa / AAA
    M1         Floating             11,600,000    Act/360         MEZ          5.04 / 5.67        41 to 91 / 41 to 178          Nov-14 / Feb-22            May 2037            Aa1 / AA+
    M2         Floating             12,800,000    Act/360         MEZ          5.00 / 5.60        40 to 91 / 40 to 170          Nov-14 / Jun-21            May 2037            Aa2 / AA
    M3         Floating              6,000,000    Act/360         MEZ          4.98 / 5.55        39 to 91 / 39 to 159          Nov-14 / Jul-20            May 2037            Aa3 / AA-
    M4         Floating              4,400,000    Act/360         MEZ          4.97 / 5.51        39 to 91 / 39 to 153          Nov-14 / Jan-20            May 2037             A1 / A+
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   OFFERED CERTIFICATES            363,000,000
  M5(5)        Floating         5,600,000                                                          Not Offered Hereby                                                           A2 / A
  M6(5)        Floating         4,000,000                                                          Not Offered Hereby                                                           A3 / A-
  M7(5)        Floating         4,000,000                                                          Not Offered Hereby                                                         Baa1 / BBB+
  SB (5)         N/A               N/A                                                             Not Offered Hereby                                                             N/A
  R (5)          N/A               N/A                                                             Not Offered Hereby                                                             N/A
    TOTAL CERTIFICATES         376,600,000
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

NOTES:
(1)      Class sizes subject to a 10% variance.
(2)      Pricing Speed Assumption:
      Fixed:      Fixed:   20% HEP (2% CPR in month 1, building to 20% CPR by month 10, and  remaining  constant at 20%
                  CPR thereafter).
      ARMs:       100% PPC (assumes that prepayments  start at 2% CPR in month one,  increase by  approximately  2.545%
                  each month to 30% CPR in month  twelve,  and remain at 30% CPR until month 22, from month 23 to month
                  27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(3)      The  pass-through  rate on the  Class A and  Class M  Certificates  will be  equal  to the  lesser  of (i)
      one-month LIBOR plus the related margin and  (ii) the Net WAC Cap Rate.
(4)      If the 10%  optional  call is not  exercised,  the  margin  on the  Class  A-1,  Class  A-2 and  Class A-3
      Certificates will double and the margin on the Class M Certificates  will increase to a 1.5x multiple,  beginning on the second Distribution Date after the first possible optional call date.
(5)   Not offered hereby.
(6)   Expected maturity date run at 100% PPC to call and to maturity, respectively.
(7)   Final  distribution  date based on  expected  maturity  date run at 0% PPC for the Class A1 and Class A2. For the Class A3 through Class M4  Certificates,  the Final  Scheduled  Distribution  Date  represents  the month following the last collateral payment date.

ISSUING ENTITY:                     RAMP Series 2007-RS2 Trust.

CERTIFICATES:                       The Class A-1, Class A-2, and Class A-3 Certificates (collectively,  the "Class
                                    A  Certificates"),  the Class M-1 through M-7 Certificates  (collectively,  the
                                    "Class M  Certificates",  are backed by the Mortgage Loans (as defined herein).
                                    The   Class  A  and  the  Class  M-1   through   the  Class  M-4   Certificates
                                    (collectively,  the  "Offered  Certificates")  will be offered  pursuant to the
                                    Preliminary Prospectus Supplement described below.

JOINT LEAD MANAGERS:                Banc of America Securities LLC; Citigroup Global Markets Inc.

CO-MANAGER:                         Residential Funding Securities, LLC.

SWAP COUNTERPARTY:                  [  ]

DEPOSITOR:                          Residential  Asset  Mortgage   Products,   Inc.   ("RAMP"),   an  affiliate  of
                                    Residential Funding Company, LLC.

TRUSTEE AND SUPPLEMENTAL
INTEREST TRUST TRUSTEE:             LaSalle Bank National Association.

MASTER SERVICER
AND SPONSOR:                        Residential  Funding  Company,   LLC  (the  "Sponsor",   "Master  Servicer"  or
                                    "Residential Funding").

SUBSERVICER:                        Primary servicing will be provided by Homecomings Financial, LLC
                                    ("Homecomings")  a  wholly  owned  subsidiary  of  Residential  Funding,   GMAC
                                    Mortgage,  LLC, an affiliate of Residential Funding, and SunTrust Mortgage Inc.
                                    ("SunTrust"),  which is not an affiliate of Residential  Funding,  with respect to approximately 70.2%, 13.0% and 10.4% of the Mortgage Loans, respectively.

CUT-OFF DATE:                       April 1, 2007 after deducting payments due during the month of April 2007.

CLOSING DATE:                       On or about May 10, 2007.

DISTRIBUTION DATES:                 25th of each  month  (or the next  business  day if such day is not a  business day) commencing on May 25, 2007.

FORM OF CERTIFICATES:               Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM
DENOMINATIONS:                      For the Class A, Class M-1, Class M-2 and Class M-3 Certificates:  $100,000 and
                                    integral  multiples of $1 in excess  thereof;  for the Class M-4  Certificates:
                                    $250,000 and integral multiples of $1 in excess thereof.

ERISA CONSIDERATIONS:               Subject to the  considerations  described  in the  Preliminary  Prospectus  (as defined herein), the Class A Certificates rated at least AA- (or its equivalent)  by at least one of S&P or Moody's are  expected  to be  considered eligible for purchase by persons  investing assets of employee benefit plans or individual retirement accounts ("Exemption Eligible Certificates").

                                    However,  the Exemption Eligible  Certificates may not be acquired or held by a person  investing  assets of any such plans or individual  retirement  accounts before the termination of the Swap Agreement (as defined  herein),  unless such acquisition  or holding is eligible for the exemptive  relief  available  under the service provider  exemption under Section 408(b)(17) of ERISA or one of the investor-based  exemptions,  including  Prohibited  Transaction Class Exemption
                                    ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 and PTCE 96-23,  described in the Preliminary Prospectus.

                                    Sales of the Class A  Certificates  not rated at least AA- (or its  equivalent)
                                    by at least  one of S&P or  Moody's  or the  Class M  Certificates  to  persons investing  assets  of any such  plans or  individual  retirement  accounts  are prohibited, except as described in the Preliminary Prospectus.

LEGAL INVESTMENTS:                  The Offered  Certificates will not constitute "mortgage related securities" for the  purposes  of  the  Secondary  Mortgage  Market  Enhancement  Act  of  1984
                                    ("SMMEA").

TAX STATUS:                         One or more REMIC elections.

MORTGAGE LOANS:

                    o    The  Mortgage  Loans will  consist of 2,196 first  lien,  fixed-rate  and  adjustable-rate mortgage loans (the "Mortgage Loans") with an aggregate principal balance of approximately
                         $433,863,398  as of the Cut-off Date. On the Closing Date, the Mortgage Loans are expected to have an aggregate principal balance of approximately $400,000,000.

                    o    As of the  Cut-off  Date,  approximately  38.52% of the pool of Mortgage  Loans  described herein provide for an initial interest only period of up to ten years.

SILENT SECONDS:                     The mortgaged  properties  relating to approximately  23.10% of the statistical pool of first-lien  Mortgage Loans, which are included in this pool are subject to a  second-lien  mortgage  loan  ("Silent  Seconds"),  based  solely  on  the information  made available to the  Depositor.  The weighted  average  combined original  loan-to-value  ratio of the  Mortgage  Loans,  including  the  Silent
                                    Seconds  is  approximately  95.59%  where  1.92%  of the  aggregate  pool  have combined original loan to value ratios ranging from 102% to 107%.

PRICING SPEED ASSUMPTIONS:

                    o    Fixed - 20% HEP (2% CPR in  month  1,  building  to 20% CPR by  month  10,  and  remaining constant at 20% CPR thereafter).

                    o    ARMs - 100% PPC  (assumes  that  prepayments  start at 2% CPR in month  one,  increase  by approximately  2.545% each month to 30% CPR in month  twelve,  and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

OPTIONAL CALL:                      On any Distribution  Date on which the aggregate  stated  principal  balance of the Mortgage  Loans after  giving  effect to  distributions  to be made on that
                                    Distribution  Date is less than 10% of the aggregate  principal  balance of the
                                    Mortgage  Loans  as of the  Cut-Off  Date  (the  date of such  occurrence,  the
                                    "Optional  Call Date"),  the master  servicer or its designee may terminate the trust.  The  exercise of the  optional  call may be subject to  limitations  as described in the prospectus supplement.

BASIS RISK
SHORTFALL:                          With  respect  to any  class of the Class A and  Class M  Certificates  and any
                                    Distribution  Date on  which  the Net WAC  Cap  Rate is used to  determine  the
                                    Pass-Through  Rate of that class of Class A or Class M Certificates,  an amount equal to the excess of (i) accrued  certificate  interest for that class of the
                                    Class A  Certificates  or Class M  Certificates  calculated  at a rate equal to
                                    One-Month  LIBOR  plus  the  related  margin,  over  (ii)  accrued  certificate interest  for that class of the Class A  Certificates  or Class M  Certificates calculated using the Net WAC Cap Rate.

BASIS RISK SHORTFALL
CARRY-FORWARD AMOUNTS:              With  respect  to each  class of the Class A and Class M  Certificates  and any
                                    Distribution  Date,  an amount  equal to the  aggregate  amount  of Basis  Risk
                                    Shortfall for that class on that Distribution  Date, plus any unpaid Basis Risk
                                    Shortfall from prior  Distribution  Dates,  plus interest thereon to the extent previously  unreimbursed by Excess Cash Flow or amounts received under the Swap
                                    Agreement  (as defined  herein),  at a rate equal to the  related  Pass-Through
                                    Rate for that class.

RELIEF ACT SHORTFALLS:              With respect to any  Distribution  Date, the shortfall,  if any, in collections of interest resulting from the Servicemembers  Civil Relief Act, as amended, or any similar  legislation or regulation.  Relief Act Shortfalls  will be covered by the Swap  Agreement  and  available  Excess Cash Flow in the current  period only.  Any  Relief  Act  Shortfalls  allocated  to  the  Class  A  or  Class  M
                                    Certificates  for the  current  period not  covered by the Swap  Agreement  and
                                    Excess Cash Flow in the current period will remain unpaid.

CREDIT ENHANCEMENT:                 A.  SUBORDINATION

                                    Credit  enhancement for the Class A Certificates will include the subordination of the Class M  Certificates.  Credit  enhancement for the Class M Certificates will include the  subordination of each class of the Class M Certificates  with a lower payment priority.

                                    INITIAL CREDIT  ENHANCEMENT  (SUBORDINATION  AND INITIAL  OVERCOLLATERALIZATION
                                    AMOUNT):

                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       CLASS                                       EXPECTED RATING          INITIAL CREDIT       AFTER STEP-DOWN
                                                                                    (S&P/MOODY'S)              SUPPORT               SUPPORT
                                       -------------------------------------- -------------------------- --------------------- ---------------------

                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       Class A                                         AAA/Aaa                  17.95%                35.90%
                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       Class M-1                                       AA+/Aa1                  15.05%                30.10%
                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       Class M-2                                       AA/Aa2                   11.85%                23.70%
                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       Class M-3                                       AA-/Aa3                  10.35%                20.70%
                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       Class M-4                                        A+/A1                   9.25%                 18.50%
                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       Class M-5                                        A/A2                    7.85%                 15.70%
                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       Class M-6                                        A-/A3                   6.85%                 13.70%
                                       -------------------------------------- -------------------------- --------------------- ---------------------
                                       Class M-7                                      BBB+/Baa1                 5.85%                 11.70%
                                       -------------------------------------- -------------------------- --------------------- ---------------------

                                    For any class of Class A and Class M  Certificates,  the Initial Credit Support
                                    is the aggregate certificate principal balance of all certificates  subordinate to such class as a percentage of the aggregate stated principal  balance of the
                                    Mortgage  Loans as of the Cut-off Date.  The Initial  Credit  Support  includes the initial Overcollateralization Amount.

                                    B.  OVERCOLLATERALIZATION ("OC")

                                       --------------------------------------------------------------------------- ---------------------------------
                                       Initial (% Orig.)                                                                        5.85%
                                       OC Target (% Orig.)                                                                      5.85%
                                       OC Floor (% Orig.)                                                                       0.50%
                                       OC Stepdown Target (% Current)                                                           11.70%
                                       OC Holiday                                                                               [None]
                                       --------------------------------------------------------------------------- ---------------------------------

C.       EXCESS SPREAD *

                                    Initially equal to  approximately  512 basis points per annum,  for the initial accrual period.

                                    * - Excess  Spread is  calculated  on a 30/360  basis and at the Pricing  Speed
                                        Assumption.

D.       SWAP AGREEMENT

                                    Credit  enhancement  for the Class A and Class M Certificates  will include net payments  made by the Swap  Counterparty  to the  Supplemental  Interest  Trust
                                    Trustee,  on behalf of the  supplemental  interest trust,  pursuant to the Swap
                                    Agreement.

EXCESS CASH FLOW
DISTRIBUTIONS:                      On any  Distribution  Date,  the Excess Cash Flow will be allocated  among the certificates  as set  forth in the  Preliminary  Prospectus  in the  following order of priority:

                    (1)  as part of the  Principal  Distribution  Amount,  to pay to the holders of the Class A and
                         Class M Certificates in reduction of their certificate  principal balances,  the principal portion of  realized  losses  previously  allocated  to reduce the  certificate  principal balance of any class of Class A or Class M Certificates  and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries;

                    (2)  as part of the  Principal  Distribution  Amount,  to pay to the holders of the Class A and
                         Class M Certificates in reduction of their certificate  principal balances,  the principal portion of realized  losses  incurred on the  Mortgage  Loans for the  preceding  calendar month;

                    (3)  to pay the  holders  of the  Class A and  Class M  Certificates  as part of the  Principal
                         Distribution Amount, any Overcollateralization Increase Amount;

                    (4)  to pay the  holders  of the  Class A and Class M  Certificates,  any  Prepayment  Interest
                         Shortfalls  allocated  thereto for that  Distribution  Date,  on a pro rata basis based on accrued  certificate  interest  otherwise  due  thereon,  to the extent not covered by the
                         Eligible Master Servicing Compensation on that Distribution Date;

                    (5)  to pay to the holders of the Class A and Class M  Certificates,  any  prepayment  interest shortfalls  remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment  interest shortfalls  previously  allocated thereto;

                    (6)  to pay to the  holders  of the Class A  Certificates,  on a pro rata  basis,  based on the amount of Basis Risk Shortfall  Carry-Forward  Amounts  previously  allocated thereto that remain unreimbursed,  and then to the holders of the Class M Certificates, in the order of payment priority,  the amount of any Basis Risk Shortfall  Carry-Forward Amounts remaining unpaid as of that Distribution Date;

                    (7)  to pay to the  holders of the Class A and Class M  Certificates,  the amount of any Relief
                         Act Shortfalls  allocated thereto on that Distribution  Date, on a pro rata basis based on
                         Relief Act Shortfalls allocated thereto for that Distribution Date;

                    (8)  to pay to the  holders  of the Class A  Certificates,  on a pro rata  basis,  based on the amount of realized losses previously allocated thereto that remain unreimbursed,  and then to the  holders  of the  Class M  Certificates,  in the  order of  payment  priority,  the principal  portion  of any  realized  losses  previously  allocated  thereto  that  remain unreimbursed;

                    (9)  to pay any Swap Termination  Payments as defined herein owed to the Swap  Counterparty due to a swap provider trigger event; and

                    (10) to pay to the  holders  of the  Class SB  Certificates  and the Class R  Certificates  any
                         balance remaining, in accordance with the terms of the pooling and servicing agreement.

                                    On any  Distribution  Date, any amounts  payable  pursuant to clauses (1), (2), and (3) above will be included in the  Principal  Distribution  Amount and will be paid as described in  "Principal  Distribution  Amount"  below.  Any amounts payable  pursuant to clause (8) above  shall not accrue  interest or reduce the
                                    certificate   principal  balance  of  the  Class  A  Certificates  or  Class  M
                                    Certificates.

EXCESS CASH FLOW:                   With respect to any  Distribution  Date,  an amount equal to the sum of (a) the excess of (1) the  available  distribution  amount for that  Distribution  Date other than any amounts  received  under the Swap Agreement and included as part of the Principal  Distribution Amount as described below under "Swap Agreement"
                                    over (2) the sum of (x) the  interest  distribution  amount for the Class A and
                                    Class M Certificates for that  Distribution  Date and (y) the lesser of (i) the
                                    aggregate   certificate   principal   balance  of  the  Class  A  and  Class  M
                                    Certificates   immediately  prior  to  such  Distribution  Date  and  (ii)  the
                                    Principal  Remittance  Amount  for that  Distribution  Date to the  extent  not needed  to pay  interest  on the  Class  A and  Class  M  Certificates  on such
                                    Distribution Date and (b) the  Overcollateralization  Reduction Amount.  Excess
                                    Cash Flow may be used to protect the Class A and Class M  Certificates  against realized  losses by making an additional  payment of principal up to the amount of the  realized  losses as and to the extent  described  above in "Excess Cash
                                    Flow Distributions".

INTEREST ACCRUAL PERIOD:            From and  including  the  preceding  Distribution  Date (for the first  accrual period, the closing date) up to but excluding the current  Distribution Date on an actual/360 basis.

PASS-THROUGH RATES:                 On each  Distribution  Date, the Pass-Through Rate on each class of the Class A and Class M  Certificates  will be a per annum  rate equal to the lesser of (x)
                                    for any Distribution  Date which occurs prior to the second  Distribution  Date after the first possible  Optional Call Date,  One-Month LIBOR plus the related margin for such class, and beginning on the second  Distribution Date after the first  possible  Optional Call Date,  (1) with respect to the Class A-1,  Class
                                    A-2 and Class  A-3  Certificates,  One-Month  LIBOR  plus 2 times  the  related
                                    initial  margin  for  such  class,   and  (2)  with  respect  to  the  Class  M
                                    Certificates,  One-Month  LIBOR plus 1.5 times the  related  initial  margin of such class and (y) the Net WAC Cap Rate.

NET WAC
CAP RATE:                           With  respect to any  Distribution  Date,  a per annum rate  (which will not be less than zero)  equal to the  excess,  if any,  of (i) the  product of (a) the weighted  average of the Net Mortgage Rates of the Mortgage Loans using the Net
                                    Mortgage Rates in effect for the scheduled  payments due on such Mortgage Loans during the related due period,  and (b) a fraction  expressed as a  percentage, the numerator of which is 30 and the  denominator of which is the actual number of days in the related  Interest  Accrual Period over (ii) the product of (a) a fraction  expressed as a percentage the numerator of which is the amount of any net swap payments or Swap  Termination  Payment not due to a swap  counterparty trigger event owed to the Swap  Counterparty as of such  Distribution  Date and the  denominator  of which is the  aggregate  stated  principal  balance of the
                                    Mortgage  Loans before giving effect to  distributions  of principal to be made on that Distribution  Date, and (b) a fraction  expressed as a percentage,  the numerator of which is 360 and the  denominator of which is the actual number of days in the related Interest Accrual Period.

NET MORTGAGE RATE:                  With respect to any Mortgage  Loan, the mortgage rate thereon minus the rate at which the master servicing and sub-servicing fee are paid.
ELIGIBLE MASTER
SERVICING COMPENSATION:             For any Distribution  Date, an amount equal to the lesser of (a) one-twelfth of
                                    0.125% of the  stated  principal  balance  of the  Mortgage  Loans  immediately preceding that  Distribution  Date, and (b) the sum of the master servicing fee payable to the Master  Servicer in respect of its master  servicing  activities and  reinvestment  income  received by the Master  Servicer on amounts  payable with  respect  to  that  Distribution  Date.  Excess  Cash  Flow  may  also  be available to cover prepayment interest  shortfalls,  subject to the priority of distribution for Excess Cash Flow.

ADVANCES:                           The Master  Servicer  will  advance  delinquent  principal  and interest to the extent the advance is  recoverable  from  future  collections  on the  Mortgage
                                    Loans.
OVERCOLLATERALIZATION
AMOUNT:                             With  respect  to any  Distribution  Date,  the  excess,  if  any,  of (a)  the aggregate stated  principal  balance of the Mortgage Loans before giving effect to  distributions of principal to be made on that  Distribution  Date, over (b)
                                    the aggregate  certificate  principal balance of the Class A and Class M, as of such date, before taking into account  distributions of principal to be made on that Distribution Date.
REQUIRED
OVERCOLLATERALIZATION
AMOUNT:                             With respect to any Distribution  Date (i) if such  Distribution  Date is prior to the  Stepdown  Date,  an  amount  equal  to 5.85%  of the  aggregate  stated
                                    principal  balance of the Mortgage Loans as of the Cut-off Date or (ii) if such
                                    Distribution  Date is on or after the Stepdown  Date, the greater of (x) 11.70%
                                    of the then current  aggregate  outstanding  principal  balance of the Mortgage
                                    Loans after  giving  effect to  distributions  to be made on that  Distribution
                                    Date  and (y) the  Overcollateralization  Floor;  provided,  however  that if a
                                    Trigger Event is in effect, the Required  Overcollateralization  Amount will be
                                    an  amount  equal  to  the  Required   Overcollateralization   Amount  for  the
                                    immediately  preceding  Distribution  Date. The Required  Overcollateralization
                                    Amount  may be  reduced  from  time to time  with  notification  to the  rating agencies.
OVERCOLLATERALIZATION
FLOOR:                              0.50% of the aggregate  stated  principal  balance of the Mortgage Loans, as of the Cut-Off Date.

STEPDOWN DATE:                      The  Distribution  Date which is the  earlier to occur of (i) the  Distribution
                                    Date  immediately  succeeding  the  Distribution  Date on which  the  aggregate certificate  principal  balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the  Distribution  Date in May 2010 and
                                    (y) the first Distribution Date on which the Senior  Enhancement  Percentage is greater than or equal to 35.90%.

OVERCOLLATERALIZATION
INCREASE AMOUNT:                    With  respect to any  Distribution  Date,  an amount equal to the lesser of (i)
                                    available  Excess Cash Flow available for payment of the  Overcollateralization
                                    Increase  Amount on that  Distribution  Date,  as  provided in clause (3) under
                                    "Excess Cash Flow  Distributions" and clause (2) under  "Supplemental  Interest
                                    Trust   Account"   and  (ii)  the  excess,   if  any,   of  (x)  the   Required
                                    Overcollateralization   Amount  for  that   Distribution   Date  over  (y)  the
                                    Overcollateralization Amount for that Distribution Date.
OVERCOLLATERALIZATION
REDUCTION AMOUNT:                   With    respect   to   any    Distribution    Date   for   which   the   Excess
                                    Overcollateralization  Amount is, or would be,  after  taking into  account all other  distributions to be made on that Distribution  Date,  greater than zero, an amount  equal to the lesser of (i) the Excess  Overcollateralization  Amount for that  Distribution  Date  and (ii)  Principal  Remittance  Amount  for that
                                    Distribution Date.

EXCESS OVERCOLLATERALIZATION
AMOUNT:                             With  respect  to  any   Distribution   Date,  the  excess,   if  any,  of  the
                                    Overcollateralization Amount over the Required Overcollateralization Amount.

TRIGGER EVENT:
                                    A  Trigger  Event is in  effect on any  Distribution  Date if  either  (i) with respect to any  Distribution  Date the three  month  average of the  Sixty-Plus
                                    Delinquency  Percentage,  as  determined  on  that  Distribution  Date  and the immediately  preceding two Distribution  Dates, equals or exceeds 29.40% of the
                                    Senior  Enhancement  Percentage or (ii) the aggregate amount of realized losses on  the  Mortgage  Loans  as a  percentage  of  the  initial  aggregate  stated
                                    principal  balance of the  Mortgage  Loans as of the Cut-off  Date  exceeds the applicable amount set forth below:

                                    -------------------------------------------- -----------------------------------------------------------------------------------
                                                                                       Loss Trigger                             LOSS TRIGGER
                                    -------------------------------------------- -----------------------------------------------------------------------------------
                                    Months 25-36                                 1.40% in the first month plus an additional 1/12th of 1.75% for every month thereafter
                                    Months 37-48                                 3.15% in the first month plus an additional 1/12th of 1.90% for every month thereafter
                                    Months 49-60                                 5.05% in the first month plus an additional 1/12th of 1.55% for every month thereafter
                                    Months 61-72                                 6.60% in the first month plus an additional 1/12th of 0.90% for every month thereafter
                                    Months 73-84                                 7.50% in the first month plus an additional 1/12th of 0.15% for every month thereafter
                                    Months 73 and thereafter                     7.65%
                                    -------------------------------------------- -----------------------------------------------------------------------------------

SIXTY-PLUS DELINQUENCY
PERCENTAGE:                         With respect to any  Distribution  Date,  arithmetic  average,  for each of the three  prior  Distribution  Dates  ending  with such  Distribution  Date of the fraction,  expressed  as a  percentage,  equal  to  (x)  the  aggregate  stated
                                    principal  balance of the Mortgage Loans that are 60 or more days delinquent in payment  of  principal  and  interest  for that  Distribution  Date,  including
                                    Mortgage Loans in bankruptcy that are 60 or more days  delinquent,  foreclosure or REO, over (y) the aggregate stated  principal  balance of the Mortgage Loans immediately preceding that Distribution Date.

SENIOR ENHANCEMENT
PERCENTAGE:                         On any Distribution Date, a fraction,  the numerator of which is the sum of (i)
                                    the aggregate  certificate  principal  balance of the Class M Certificates  and
                                    (ii) the  Overcollateralization  Amount, in each case prior to the distribution of the aggregate  Principal  Distribution Amount on such Distribution Date, and the  denominator  of which is the  aggregate  stated  principal  balance of the
                                    Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
                                    Distribution Date.

PRINCIPAL
DISTRIBUTION AMOUNT:                On any  Distribution  Date, the lesser of (a) the  excess of (i) the  available distribution amount over (ii) the interest  distribution amount and (b) the sum of the following:

                                    (i)     the  principal  portion  of  all  scheduled  monthly  payments  on  the
                                            Mortgage  Loans  received or advanced  with  respect to the related due period;

                                    (ii)    the  principal  portion of all proceeds of the  repurchase  of Mortgage
                                            Loans,  or,  in the  case of a  substitution,  amounts  representing  a
                                            principal  adjustment,   as  required  by  the  pooling  and  servicing
                                            agreement during the preceding calendar month;

                                    (iii)   the principal portion of all other  unscheduled  collections other than
                                            Subsequent  Recoveries,  received  on the  Mortgage  Loans  during  the
                                            preceding   calendar  month,  or  deemed  to  be  received  during  the preceding  calendar  month,  including,  without  limitation,  full and partial  principal  prepayments made by the respective  mortgagors,  to the extent not distributed in the preceding month;

                                    (iv)    the lesser of  (a) Subsequent  Recoveries  for that  Distribution  Date and (b) the  principal  portion of any realized losses allocated to any class of the Class A or Class M  Certificates  on a prior  Distribution
                                            Date and remaining unpaid;

                                    (v)     the  sum of (I) the  lesser  of  (a) the  Excess  Cash  Flow  for  that
                                            Distribution  Date, to the extent not used in clause (iv) above on such
                                            Distribution  Date,  and  (b) the  principal  portion  of any  realized losses  incurred,  or  deemed to have been  incurred,  on any  Mortgage
                                            Loans in the calendar  month  preceding that  Distribution  Date to the extent  covered  by  Excess  Cash  Flow for that  Distribution  Date as described  under  "Excess Cash Flow  Distributions"  above and (II) the principal  portion of any  realized  losses  incurred  on the  Mortgage
                                            Loans in the calendar  month  preceding that  Distribution  Date to the extent covered by payments made by the Swap  Counterparty  as described under "Swap Agreement" below; and

                                    (vi)    the  sum of (I) the  lesser  of  (a) the  Excess  Cash  Flow  for  that
                                            Distribution  Date,  to the extent not used  pursuant  to clauses  (iv)
                                            and (v) above on such  Distribution  Date,  and  (b) the  amount of any
                                            Overcollateralization  Increase Amount for that  Distribution  Date, to the extent  covered by Excess Cash Flow for that  Distribution  Date as described  under  "Excess  Cash Flow  Distributions"  above and (II) to
                                            the   extent   not   covered   by   clause   (I)  the   amount  of  any
                                            Overcollateralization  Increase Amount for that  Distribution  Date, to the  extent  covered  by  payments  made by the  Swap  Counterparty  as described under "Swap Agreement" below;
                                    minus

                                    (vii)   the  amount  of any  Overcollateralization  Reduction  Amount  for that
                                            Distribution Date; and

                                    (viii)  any capitalization reimbursement amount; and

                                    (ix)    any net swap payments or Swap Termination Payment not due to a swap counterparty trigger event owed to the Swap Counterparty to the extent not previously paid from interest or principal collections on the
                                          Mortgage Loans.

                                    In no event will the Principal  Distribution Amount on any Distribution Date be
                                    less than zero or greater than the outstanding  aggregate certificate principal balance of the Class A Certificates and Class M Certificates.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the Principal  Distribution  Amount for that Distribution Date or (ii) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
                                    Distribution Date, the lesser of:

                    o    the Principal Distribution Amount for that Distribution Date; and

                    o    the excess,  if any, of (A) the  aggregate  certificate  principal  balance of the Class A
                         Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the product  of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  stated
                         principal balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  stated  principal balance of the Mortgage  Loans after  giving  effect to  distributions  to be made on that
                         Distribution Date, over the Overcollateralization  Floor. PRINCIPAL REMITTANCE AMOUNT: For
                         any Distribution Date, the sum of the following amounts:  (i) the principal portion of all scheduled  monthly payments on the Mortgage Loans received or advanced with respect to the related due period;  (ii) the  principal  portion of all  proceeds  of the  repurchase  of
                         Mortgage  Loans  or,  in the  case  of  substitution,  amounts  representing  a  principal adjustment  as  required  in the  pooling and  servicing  agreement  during the  preceding calendar  month;  and (iii) the  principal  portion of all other  unscheduled  collections received on the Mortgage  Loans during the preceding  calendar  month  including,  without limitation,  full and partial principal prepayments made by the respective mortgagors,  to the extent not distributed in the preceding month but excluding Subsequent Recoveries.

INTEREST
DISTRIBUTIONS:                      Distributions  to the holders of the Class A and Class M  Certificates  will be made generally as follows:

                                    From the available  distribution  amount remaining on each  Distribution  Date
                                    (other than any amounts  received  under the Swap  Agreement  and  included as part of the  Principal  Distribution  Amount as  described  below  under "Swap
                                    Agreement")  after  payment  of certain  fees and  expenses,  distribution  of accrued and unpaid  interest  (less any  prepayment  interest  shortfalls  not
                                    covered  by  Eligible  Master   Servicing   Compensation  or  any  Relief  Act
                                    Shortfalls)  to the  holders of the Class A and Class M  Certificates,  in the following order of priority:

(i)      To each  class  of the  Class A  Certificates,  on a  pro-rata  basis,  based on the  accrued  certificate interest accrued thereon;
(ii)     To the Class M-1 Certificates;
(iii)    To the Class M-2 Certificates;
(iv)     To the Class M-3 Certificates;
(v)      To the Class M-4 Certificates;
(vi)     To the Class M-5 Certificates;
(vii)    To the Class M-6 Certificates; and
(viii)   To the Class M-7 Certificates.

PRINCIPAL DISTRIBUTIONS:
                                     The Principal Distribution Amount will be distributed as follows:

                    (i)  To the Class A Certificates,  the Class A Principal  Distribution Amount,  sequentially to the Class A-1, Class A-2 and Class A-3  Certificates in that order,  until the certificate principal balances thereof are reduced to zero;

                    (ii) To the Class M-1  Certificates,  the Class M-1 Principal  Distribution  Amount,  until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

                    (iii) To the Class M-2 Certificates,  the Class M-2 Principal  Distribution  Amount,  until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

                    (iv) To the Class M-3  Certificates,  the Class M-3 Principal  Distribution  Amount,  until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

                    (v)  To the Class M-4  Certificates,  the Class M-4 Principal  Distribution  Amount,  until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

                    (vi) To the Class M-5  Certificates,  the Class M-5 Principal  Distribution  Amount,  until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

                    (vii) To the Class M-6 Certificates,  the Class M-6 Principal  Distribution  Amount,  until the certificate principal balance of the Class M-6 Certificates is reduced to zero; and

                    (viii) To the Class M-7 Certificates,  the Class M-7 Principal  Distribution  Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount or (ii) on or
                                    after  the  Stepdown  Date  if a  Trigger  Event  is not  in  effect  for  that
                                    Distribution Date, the lesser of:

                    o    the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

                    o    the excess, if any, of (A) the sum of (1) the aggregate  certificate  principal balance of the Class A  Certificates  (after taking into account the payment of the Class A Principal
                         Distribution Amount for that Distribution Date) and (2) the certificate  principal balance of the Class M-1 Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  stated  principal  balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  stated  principal  balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal  Distribution Amounts
                                    or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

                    o    the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

                    o    the excess, if any, of (A) the sum of (1) the aggregate  certificate  principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class
                         A and Class M-1 Principal  Distribution  Amounts for that  Distribution  Date) and (2) the certificate  principal  balance of the Class M-2  Certificates  immediately  prior to that
                         Distribution  Date  over  (B)  the  lesser  of  (x)  the  product  of (1)  the  applicable
                         Subordination  Percentage and (2) the aggregate stated  principal  balance of the Mortgage
                         Loans after giving effect to  distributions to be made on that  Distribution  Date and (y)
                         the excess,  if any, of the aggregate stated principal balance of the Mortgage Loans after
                         giving  effect  to  distributions  to  be  made  on  that  Distribution   Date,  over  the
                         Overcollateralization Floor.

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of  the  Class  A,  Class  M-1  and  Class  M-2  Principal
                                    Distribution  Amounts or (ii) on or after the Stepdown  Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                    o    the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

                    o    the excess, if any, of (A) the sum of (1) the aggregate  certificate  principal balance of the Class A, Class M-1 and Class M-2  Certificates  (after taking into account the payment of the  Class  A,  Class  M-1 and  Class  M-2  Principal  Distribution  Amounts  for  that
                         Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1)
                         the applicable  Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
                         Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage
                         Loans after giving effect to distributions to be made on that Distribution  Date, over the
                         Overcollateralization Floor.

CLASS M-4 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of the  Class  A,  Class  M-1,  Class  M-2 and  Class  M-3
                                    Principal  Distribution  Amounts  or (ii) on or after  the  Stepdown  Date if a
                                    Trigger Event is not in effect for that Distribution Date, the lesser of:

                    o    the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

                    o    the excess, if any, of (A) the sum of (1) the aggregate  certificate  principal balance of the Class A, Class M-1,  Class M-2 and Class M-3  Certificates  (after taking into account the  payment  of the Class A, Class M-1,  Class M-2 and Class M-3  Principal  Distribution
                         Amounts for that Distribution Date) and (2) the certificate principal balance of the Class
                         M-4 Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x)
                         the product of (1) the applicable  Subordination  Percentage and (2) the aggregate  stated
                         principal balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  stated  principal balance of the Mortgage  Loans after  giving  effect to  distributions  to be made on that
                         Distribution Date, over the Overcollateralization Floor.

CLASS M-5 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of the Class A, Class M-1,  Class M-2, Class M-3 and Class
                                    M-4 Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a
                                    Trigger Event is not in effect for that Distribution Date, the lesser of:

                    o    the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A,  Class  M-1,  Class M-2,  Class M-3 and Class M-4  Principal  Distribution
                         Amounts; and

                    o    the excess, if any, of (A) the sum of (1) the aggregate  certificate  principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account  the  payment  of the  Class A,  Class  M-1,  Class  M-2,  Class M-3 and Class M-4
                         Principal  Distribution  Amounts  for  that  Distribution  Date)  and (2) the  certificate principal  balance of the Class M-5 Certificates  immediately  prior to that  Distribution
                         Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  stated  principal  balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

CLASS M-6 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class M-4
                                    and Class M-5 Principal  Distribution  Amounts or (ii) on or after the Stepdown
                                    Date if a  Trigger  Event is not in  effect  for that  Distribution  Date,  the lesser of:

                    o    the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A,  Class  M-1,  Class  M-2,  Class  M-3,  Class M-4 and Class M-5  Principal
                         Distribution Amounts; and

                    o    the excess, if any, of (A) the sum of (1) the aggregate  certificate  principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates  (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4
                         and  Class M-5  Principal  Distribution  Amount  for that  Distribution  Date) and (2) the certificate  principal  balance of the Class M-6  Certificates  immediately  prior to that
                         Distribution  Date  over  (B)  the  lesser  of  (x)  the  product  of (1)  the  applicable
                         Subordination  Percentage and (2) the aggregate stated  principal  balance of the Mortgage
                         Loans after giving effect to  distributions to be made on that  Distribution  Date and (y)
                         the excess,  if any, of the aggregate stated principal balance of the Mortgage Loans after
                         giving  effect  to  distributions  to  be  made  on  that  Distribution   Date,  over  the
                         Overcollateralization Floor.

CLASS M-7 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5 and Class M-6 Principal  Distribution Amounts or (ii) on or after the
                                    Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

                    o    the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A,  Class  M-1,  Class M-2,  Class  M-3,  Class M-4,  Class M-5 and Class M-6
                         Principal Distribution Amounts; and

                    o    the excess, if any, of (A) the sum of (1) the aggregate  certificate  principal balance of the  Class A,  Class  M-1,  Class  M-2,  Class  M-3,  Class  M-4,  Class M-5 and Class M-6
                         Certificates  (after taking into account the payment of the Class A, Class M-1, Class M-2,
                         Class M-3,  Class M-4,  Class M-5 and Class M-6  Principal  Distribution  Amounts for that
                         Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1)
                         the applicable  Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
                         Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage
                         Loans after giving effect to distributions to be made on that Distribution  Date, over the
                         Overcollateralization Floor.

SUBORDINATION
PERCENTAGE:                         As to any class of Class A or Class M Certificates,  the respective approximate percentage set forth below:

                                     -------------------------------------- ------------------------------- -------------------------
                                     CLASS                                  EXPECTED RATING (S&P/ MOODY'S)      SUBORDINATION %
                                     -------------------------------------- ------------------------------- -------------------------

                                     -------------------------------------- -------------------------------
                                                                                                            -------------------------
                                                    Class A                            AAA/Aaa                       64.10%
                                     -------------------------------------- ------------------------------- -------------------------
                                                   Class M-1                           AA+/Aa1                       69.90%
                                     -------------------------------------- ------------------------------- -------------------------
                                                   Class M-2                            AA/Aa2                       76.30%
                                     -------------------------------------- ------------------------------- -------------------------
                                                   Class M-3                           AA-/Aa3                       79.30%
                                     -------------------------------------- ------------------------------- -------------------------
                                                   Class M-4                            A+/A1                        81.50%
                                     -------------------------------------- ------------------------------- -------------------------
                                                   Class M-5                             A/A2                        84.30%
                                     -------------------------------------- ------------------------------- -------------------------
                                                   Class M-6                            A-/A3                        86.30%
                                     -------------------------------------- ------------------------------- -------------------------
                                                   Class M-7                          BBB+/Baa1                      88.30%
                                     -------------------------------------- ------------------------------- -------------------------

SUBSEQUENT RECOVERIES:              Subsequent recoveries,  net of reimbursable expenses,  with respect to Mortgage
                                    Loans  that  have  been  previously  liquidated  and that  have  resulted  in a realized loss.

ALLOCATION OF LOSSES:               Any realized losses will be allocated or covered as follows:

(i)      By Excess Cash Flow for the  related  Distribution  Date as and to the extent  described  in "Excess  Cash
                                            Flow Distributions" above;
(ii)     By any amounts available from the Swap Agreement for the related Distribution Date;
(iii)    By reduction  of the  Overcollateralization  Amount,  until  reduced to zero (as further  described in the prospectus supplement);
(iv)     To the Class M-7 Certificates, until reduced to zero;
(v)      To the Class M-6 Certificates, until reduced to zero;
(vi)     To the Class M-5 Certificates, until reduced to zero;
(vii)    To the Class M-4 Certificates, until reduced to zero;
(viii)   To the Class M-3 Certificates, until reduced to zero;
(ix)     To the Class M-2 Certificates, until reduced to zero;
(x)      To the Class M-1 Certificates, until reduced to zero; and
(xi)     To the Class A Certificates, on a pro rata basis, until reduced to zero.

PRELIMINARY
PROSPECTUS:                The Offered  Certificates  will be offered  pursuant to a Preliminary  Prospectus  which
                           includes   a   Preliminary    Prospectus   Supplement   (together,    the   "Preliminary
                           Prospectus").  Additional  information with respect to the Offered  Certificates and the
                           Mortgage  Loans  is  contained  in  the   Preliminary   Prospectus.   The  foregoing  is
                           qualified in its entirety by the information appearing in the Preliminary Prospectus.

                                                  SWAP AGREEMENT

SWAP AGREEMENT:            On the  Closing  Date,  the  Supplemental  Interest  Trust  Trustee,  on  behalf  of the supplemental  interest  trust,  will enter into a Swap Agreement (the "Swap  Agreement")
                           with [ ]  (the  "Swap  Counterparty")  for  the  benefit  of the  Class  A and  Class  M
                           Certificates  and will be directed to  establish a  non-interest  bearing  account,  the supplemental  interest trust account.  Under the Swap  Agreement,  on each  Distribution
                           Date  (i) the  Supplemental  Interest  Trust  Trustee,  on  behalf  of the  supplemental interest trust,  shall be obligated to pay to the Swap  Counterparty an amount,  if any, equal to [5.250]%  (subject to a +/- 5% variance)  per annum on a notional  amount equal to the  related  swap  notional  amount  set  forth in the  schedule  below and (ii) the
                           Supplemental  Interest  Trust Trustee,  on behalf of the  supplemental  interest  trust, will be entitled to receive  from the Swap  Counterparty  an amount  equal to  One-Month
                           LIBOR on the notional  balance  equal to the related swap  notional  amount set forth in the schedule  below accrued  during the related swap accrual  period,  until the swap is retired.  Only  the  net  amount  of the  two  obligations  above  will  be  paid by the appropriate  party.  Upon early  termination  of the Swap  Agreement,  the  Supplemental
                           Interest  Trust  Trustee,  on behalf of the  supplemental  interest  trust,  or the Swap
                           Counterparty  may be  liable  to  make a  termination  payment  (the  "Swap  Termination
                           Payment") to the other party,  regardless  of which party  caused the  termination.  The
                           Swap  Termination  Payment will be computed in accordance  with the procedures set forth in the Swap Agreement.  In the event that the  Supplemental  Interest Trust Trustee,  on behalf of the  supplemental  interest  trust,  is  required  to make a Swap  Termination
                           Payment,  that  payment  will be  paid  on the  related  Distribution  Date,  and on any
                           subsequent   Distribution   Dates  until  paid  in  full,   prior  to  distributions  to
                           Certificateholders  (other  than  a Swap  Termination  Payment  due  to a swap  provider trigger event).

SWAP AGREEMENT
NOTIONAL BALANCE
SCHEDULE:                  As to any class of Class A or Class M Certificates,  the respective  approximate balance set forth below:

--------------- ----------------------------- ------------- -----------------------------
    PERIOD       SWAP NOTIONAL BALANCE ($)       PERIOD      SWAP NOTIONAL BALANCE ($)
--------------- ----------------------------- ------------- -----------------------------
      1                 376,600,000                34                51,822,858
      2                 370,726,917                35                48,863,013
      3                 363,578,799                36                46,376,011
      4                 355,171,634                37                59,564,692
      5                 345,531,180                38                57,590,714
      6                 334,703,168                39                55,687,336
      7                 322,785,415                40                53,851,745
      8                 310,254,966                41                52,081,251
      9                 297,311,821                42                50,373,289
      10                284,365,162                43                48,725,406
      11                271,918,020                44                47,135,259
      12                259,998,816                45                45,600,606
      13                248,587,087                46                44,113,823
      14                237,662,701                47                42,684,164
      15                227,201,236                48                41,303,828
      16                217,145,102                49                39,970,941
      17                207,474,386                50                38,683,710
      18                197,957,335                51                37,440,416
      19                188,094,753                52                36,239,415
      20                175,875,902                53                35,079,132
      21                147,411,836                54                33,958,057
      22                125,619,877                55                32,853,995
      23                113,891,166                56                31,722,674
      24                106,409,416                57                30,069,074
      25                100,080,831                58                28,296,165
      26                 95,216,666                59                27,443,458
      27                 90,609,645                60                26,616,527
      28                 86,211,623                61                25,814,584
      29                 82,004,868                62                25,036,866
      30                 77,771,937                63                24,282,632
      31                 73,063,554                64                23,551,166
      32                 67,859,018                65                22,841,773
      33                 62,429,954
--------------- ----------------------------- ------------- -----------------------------

SUPPLEMENTAL
INTEREST TRUST
 ACCOUNT:                  Amounts payable by the Supplemental Interest Trust Trustee, on behalf of the supplemental interest trust, in respect of net swap payments and Swap Termination
                           Payments (other than Swap Termination Payments resulting from a swap counterparty trigger event) will be deducted from the available distribution amount before distributions to the holders of the Class A and Class M Certificates. On each
                           Distribution Date, such amounts will be distributed by the Supplemental Interest Trust
                           Trustee, on behalf of the supplemental interest trust, to the Swap Counterparty, first to make any net swap payment owed to the Swap Counterparty pursuant to the Swap
                           Agreement for such Distribution Date, and second to make any Swap Termination Payment not due to a swap counterparty trigger event owed to the Swap Counterparty pursuant to the Swap Agreement.  Payments by the Supplemental Interest Trust Trustee, on behalf of the supplemental interest trust,  to the Swap Counterparty in respect of any Swap
                           Termination Payment triggered by a swap counterparty trigger event pursuant to the
                           Swap Agreement will be subordinated to distributions to the holders of the Class A and
                           Class M Certificates and will be paid by the Supplemental Interest Trust Trustee, on behalf of the supplemental interest trust,  to the Swap Counterparty as set forth in the pooling and servicing agreement.

                           Amounts payable by the Swap Counterparty to the Supplemental Interest Trust Trustee,
                           on behalf of the supplemental interest trust, will be deposited by the Supplemental
                           Interest Trust Trustee into the supplemental interest trust account.  On each distribution date the Trustee will withdraw the following amounts from the supplemental interest trust account to the extent of net swap payments on deposit therein for distribution to the certificates in the following order of priority:

                    (1)  as part of the Principal  Distribution Amount, to pay the holders of the Class A and Class
                         M Certificates  the principal  portion of any realized  losses  incurred for the preceding calendar month;

                    (2)  to pay the  holders  of the  Class A and  Class M  Certificates  as part of the  Principal
                         Distribution Amount, any Overcollateralization Increase Amount;

                    (3)  to pay the  holders  of the  Class A and Class M  Certificates,  any  Prepayment  Interest
                         Shortfalls  allocated  thereto for that  Distribution  Date,  on a pro rata basis based on
                         Prepayment  Interest  Shortfalls  allocated  thereto,  to the  extent  not  covered by the
                         Eligible Master Servicing Compensation on that Distribution Date;

                    (4)  to pay to the  holders  the  Class A and Class M  Certificates,  any  Prepayment  Interest
                         Shortfalls  remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid Prepayment  Interest Shortfalls  previously  allocated thereto that remain unreimbursed;

                    (5)  to pay to the  holders  of the Class A  Certificates,  on a pro rata  basis,  based on the amount of the Basis Risk Shortfall Carry-Forward Amounts previously allocated thereto that remain unreimbursed,  the Basis Risk Shortfall Carry-Forward Amounts, and then the Class M
                         Certificates,  in order of their payment priority,  the amount of any Basis Risk Shortfall
                         Carry Forward Amounts remaining unpaid as of that Distribution Date;

                    (6)  to pay to the  holders of the Class A and Class M  Certificates,  the amount of any Relief
                         Act Shortfalls  allocated thereto on that Distribution  Date, on a pro rata basis based on
                         Relief Act Shortfalls allocated thereto;

                    (7)  to pay to the  holders  of the Class A  Certificates,  on a pro rata  basis,  based on the amount of realized losses previously allocated thereto that remain unreimbursed,  and then to the Class M Certificates  in order of priority,  the principal  portion of any realized losses previously allocated thereto that remain unreimbursed; and

                    (8)  to pay to the holders of the Class SB Certificates  any balance  remaining,  in accordance with the terms of the pooling and servicing agreement.

                           On any Distribution Date, the amounts described in clauses (1) through (7) above will be paid first from Excess Cash Flow as described above in "Excess Cash Flow" for that
                           Distribution Date and second from amounts received by the Supplemental Interest Trust
                           Trustee, on behalf of the supplemental interest trust, under the Swap Agreement.

                           On any Distribution Date, any amounts payable pursuant to clauses (1) and (2) above will be included in the Principal Distribution Amount and shall be paid as described in "Principal Distribution Amount" above.

BANC OF AMERICA SECURITIES LLC
MORTGAGE TRADING/SYNDICATE                                                                Tel:  (212) 847-5095
                                                                                          Fax: (212) 847-5143
Patrick Beranek                                                                           patrick.beranek@bankofamerica.com
Ileana Chu                                                                                ileana.i.chu@bankofamerica.com
Charlene Balfour                                                                          charlene.c.balfour@bankofamerica.com
Jordan Chirico                                                                            jordan.chirico@bankofamerica.com
GLOBAL STRUCTURED FINACE                                                                  Fax: (212) 847-5040
Jeff Hare                                                                                 Tel: (704) 388-6840
                                                                                          jeff.hare@bankofamerica.com
Michael Tri (Structuring)                                                                 Tel: (704) 388-8786
                                                                                          michael.l.tri@bankofamerica.com
Niki Hogue (Structuring)                                                                  Tel: (704) 387-1855
                                                                                          nikole.hogue@bankofamerica.com
Adarsh Dhand                                                                              Tel: (704) 683-5412
                                                                                          adarsh.dhand@bankofamerica.com
Jorge Panduro                                                                             Tel: (704) 386-0902
                                                                                          jorge.a.panduro@bankofamerica.com
Rahul Mukherjee (Structuring)                                                             Tel: (704) 683-5179
                                                                                          rahul.mukherjee@bankofamerica.com
Brandon Crooks (Collateral)                                                               Tel: (704) 388-1720
                                                                                          brandon.crooks@bankofamerica.com
Ken Hart (Collateral)                                                                     Tel: (704) 683-5707
                                                                                          james.k.hart@bankofamerica.com

----------------------------------------------------------------------------------------- -------------------------------------------------------------------------------

                                              RATING AGENCY CONTACTS

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
 MOODY'S:                                             Shachar Gonen                                                                 (212) 553-3711
 S&P:                                                 Michael Valente                                                               (212) 438-2555
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                      FREE WRITING PROSPECTUS FOR RAMP SERIES 2007-RS2 TRUST
                                      (Filed pursuant to Rule 433; SEC File No. 333-140609)

------------------------------------------------------------------------------------------------------------------------------

RAMP SERIES 2007-RS2 TRUST
Issuing Entity

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2007-RS2

$363,000,000 CERTIFICATES (APPROXIMATE)

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor (SEC File No. 333-140609)

RESIDENTIAL FUNDING COMPANY, LLC
Master Servicer and Sponsor

MAY 4, 2007

Banc of America Securities LLC
--------------------------------------------------------------------------------------------------------------------------
The  depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this
communication  relates.   Before  you  invest,  you  should  read  the  prospectus  in  that  registration  statement  and other  documents  the  depositor  has  filed  with  the SEC  for  more  complete  information  about  the  depositor,  the issuing  entity  and  this  offering.  You may get  these  documents  for  free by  visiting  EDGAR on the SEC Web site at
www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to
send   you   the   prospectus   if   you   request   it  by   calling   toll-free   1-800-294-1322   or   you   e-mail   a
request  to  dg.prospectus_distribution@bofasecurities.com.  The  securities  may  not  be  suitable  for  all  investors.
Banc of America  Securities  LLC (the  "Underwriter")  and its  affiliates  may acquire,  hold or sell  positions in these securities,  or in  related  derivatives,  and may  have  an  investment  or  commercial  banking  relationship  with  the
depositor.   The   information   contained   in  these   materials   may  be  based  on   assumptions   regarding   market
conditions  and  other  matters  as  reflected   herein.   The   Underwriter   makes  no   representation   regarding  the
reasonableness  of such  assumptions  or the  likelihood  that any such  assumptions  will  coincide  with  actual  market conditions  or  events,  and these  materials  should  not be  relied  upon for such  purposes.  The  Underwriter  and its
affiliates,   officers,   directors,   partners  and  employees,   including   persons  involved  in  the  preparation  or
issuance  of  these  materials,  may,  from  time to  time,  have  long or  short  positions  in,  and buy and  sell,  the securities  mentioned  herein or derivatives  thereof  (including  options).  Information in these materials is current as of the date  appearing on the material only.  Information in these  materials  regarding any securities  discussed  herein supersedes all prior  information  regarding such securities.  These materials are not to be construed as an offer to sell or the  solicitation of any offer to buy any security in any  jurisdiction  where such an offer or  solicitation  would be illegal.

                                              FREE WRITING PROSPECTUS LEGEND

No  contract  of sale for the  certificates,  written,  oral or  otherwise,  will be  effective  between  Banc of  America
Securities  LLC and potential  purchasers  until a preliminary  prospectus  supplement is delivered by the  Underwriter to such  potential  purchasers  and the potential  purchaser and the  Underwriter  enter into a contract after the deliver of such  preliminary  prospectus  supplement.  The information in this free writing  prospectus is  preliminary,  and will be superseded by the preliminary prospectus.

The  certificates  referred to in these  materials are being sold when,  as and if issued.  The issuer is not obligated to issue such certificates or any similar security and the  underwriter's  obligation to deliver such certificates is subject to the terms and  conditions of the  underwriting  agreement  with the issuer and the  availability  of such  certificates when,  as and if issued by the issuer.  You are advised that the terms of the  certificates,  and the  characteristics  of the mortgage loan pool backing them,  may change (due,  among other things,  to the  possibility  that mortgage loans that comprise  the pool may become  delinquent  or  defaulted  or may be  removed or  replaced  and that  similar or  different mortgage  loans  may be added to the  pool,  and that one or more  classes  of  certificates  may be  split,  combined  or eliminated),  at any time prior to issuance or availability of a final  prospectus.  You are advised that certificates may not be issued that have the  characteristics  described in these  materials.  The  underwriter's  obligation  to sell such certificates to you is conditioned on the mortgage loans and certificates  having the  characteristics  described in these materials.  If for any reason the issuer  does not deliver  such  certificates,  the  underwriter  will  notify  you,  and neither the issuer nor any underwriter  will have any obligation to you to deliver all or any portion of the  certificates which you have committed to purchase,  and none of the issuer nor any underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.
This free writing  prospectus is being delivered to you solely to provide you with  information  about the offering of the certificates  referred to in this free writing  prospectus and to solicit an offer to purchase the certificates,  when, as and if  issued.  Any such  offer to  purchase  made by you will not be  accepted  and will not  constitute  a  contractual commitment  by you to purchase any of the  certificates  until we have accepted  your offer to purchase  certificates.  We will not accept  any offer by you to  purchase  the  certificates,  and you will not have any  contractual  commitment  to purchase any of the  certificates  until after you have received the preliminary  prospectus.  You may withdraw your offer to purchase  certificates at any time prior to our acceptance of your offer.  Any  "indications of interest"  expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

The  information  in this free writing  prospectus  supersedes  information  contained  in any prior  similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                                 IRS CIRCULAR 230 NOTICE

                This free writing  prospectus  is not  intended or written to be used,  and cannot be used, for the purpose of avoiding U.S.  federal,  state or local tax penalties.  This free writing  prospectus  is written and provided by the  underwriter  in  connection with the  promotion or marketing of the  transactions  or matters  addressed  herein.
                Investors  should  seek  advice  based  on  their  particular  circumstances  from an independent tax advisor.

Any disclaimers or other notices that may appear below this document are not applicable to this communication and should be disregarded.  Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

                                                RAMP SERIES 2007-RS2 TRUST
                                      MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                $363,000,000 (APPROXIMATE)
                                                   SUBJECT TO REVISION

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Expected
                                                                                                         Principal                  Expected                Final             Expected
   Class        Interest         Approximate        Interest     Principal        Expected              Window                   Maturity              Scheduled
                                                    Accrual                     WAL (yrs)(2)            (months)(2)                   Date               Distribution          Ratings
               Type (3)(4)         Size(1)           Basis          Type          Call/Mat                Call/Mat                 Call/Mat(6)             Date(7)              (M/S)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    A1          Floating             168,973,000    Act/360         SEQ         1.00 / 1.00          1 to 23 / 1 to 23           Mar-09 / Mar-09          July 2029           Aaa / AAA
    A2          Floating             109,858,000    Act/360         SEQ         3.00 / 3.00         23 to 64 / 23 to 64          Aug-12 / Aug-12         August 2035          Aaa / AAA
    A3          Floating              49,369,000    Act/360         SEQ         6.94 / 8.69         64 to 91 / 64 to 222         Nov-14 / Oct-25           May 2037           Aaa / AAA
    M1          Floating              11,600,000    Act/360         MEZ         5.04 / 5.67         41 to 91 / 41 to 178         Nov-14 / Feb-22           May 2037           Aa1 / AA+
    M2          Floating              12,800,000    Act/360         MEZ         5.00 / 5.60         40 to 91 / 40 to 170         Nov-14 / Jun-21           May 2037           Aa2 / AA
    M3          Floating               6,000,000    Act/360         MEZ         4.98 / 5.55         39 to 91 / 39 to 159         Nov-14 / Jul-20           May 2037           Aa3 / AA-
    M4          Floating               4,400,000    Act/360         MEZ         4.97 / 5.51         39 to 91 / 39 to 153         Nov-14 / Jan-20           May 2037            A1 / A+
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FFERED CERTIFICATES             363,000,000
   M5(5)        Floating          5,600,000                                                         Not Offered Hereby                                                         A2 / A
   M6(5)        Floating          4,000,000                                                         Not Offered Hereby                                                         A3 / A-
   M7(5)        Floating          4,000,000                                                         Not Offered Hereby                                                       Baa1 / BBB+
  SB (5)           N/A               N/A                                                            Not Offered Hereby                                                           N/A
   R (5)           N/A               N/A                                                            Not Offered Hereby                                                           N/A
     TOTAL CERTIFICATES          376,600,000
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

NOTES:
(1)      Class sizes subject to a 10% variance.
(2)      Pricing Speed Assumption:
      Fixed:      Fixed:   20% HEP (2% CPR in month 1,  building  to 20% CPR by month 10, and  remaining  constant  at 20%
                  CPR thereafter).
      ARMs:       100% PPC (assumes that prepayments start at 2% CPR in month one,  increase by approximately  2.545% each month to 30% CPR in month  twelve,  and remain at 30% CPR until month 22, from month 23 to month 27, 50%
                  CPR, and from month 28 and thereafter, 35% CPR).
(3)      The  pass-through  rate on the  Class A and Class M  Certificates  will be equal to the  lesser of (i)  one-month
      LIBOR plus the related margin and  (ii) the Net WAC Cap Rate.
(4)      If the 10% optional  call is not  exercised,  the margin on the Class A-1,  Class A-2 and Class A-3  Certificates
      will double and the margin on the Class M  Certificates  will increase to a 1.5x  multiple,  beginning on the second
      Distribution Date after the first possible optional call date.
(5)   Not offered hereby.
(6)   Expected maturity date run at 100% PPC to call and to maturity, respectively.
(7)   Final  distribution  date  based on  expected  maturity  date run at 0% PPC for the Class A1 and  Class A2.  For the
      Class A3 through Class M4  Certificates,  the Final Scheduled  Distribution  Date represents the month following the last collateral payment date.

                                                   NET WAC CAP SCHEDULE

 ----------------------------------------------------------------------------------------------------------------------------------------------------------------
       Month                     Net WAC Cap1 (%)           Effective Rate2 (%)           Month                Net WAC Cap1 (%)          Effective Rate2 (%)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

          1                         15.49%                       29.38%                    47                       8.79%                       14.97%
          2                         7.49%                        21.46%                    48                       8.03%                       14.16%
          3                         7.74%                        21.44%                    49                       8.29%                       14.34%
          4                         7.49%                        21.22%                    50                       8.01%                       14.05%
          5                         7.49%                        21.07%                    51                       8.27%                       14.26%
          6                         7.74%                        20.99%                    52                       7.99%                       14.04%
          7                         7.49%                        20.69%                    53                       7.98%                       13.99%
          8                         7.74%                        20.57%                    54                       8.24%                       14.18%
          9                         7.49%                        20.23%                    55                       7.97%                       13.90%
         10                         7.49%                        19.99%                    56                       8.23%                       14.12%
         11                         7.91%                        19.97%                    57                       7.96%                       13.88%
         12                         7.48%                        19.51%                    58                       7.97%                       13.93%
         13                         7.73%                        19.39%                    59                       8.47%                       14.41%
         14                         7.48%                        19.04%                    60                       7.95%                       13.84%
         15                         7.73%                        18.93%                    61                       8.21%                       14.04%
         16                         7.48%                        18.58%                    62                       7.93%                       13.74%
         17                         7.48%                        18.36%                    63                       8.19%                       13.96%
         18                         7.73%                        18.26%                    64                       7.92%                       13.67%
         19                         7.48%                        17.87%                    65                       7.91%                       13.62%
         20                         7.73%                        17.66%                    66                       8.16%                       9.44%
         21                         7.67%                        16.48%                    67                       7.89%                       9.11%
         22                         7.82%                        15.67%                    68                       8.15%                       9.39%
         23                         8.55%                        15.85%                    69                       7.88%                       9.07%
         24                         7.84%                        15.03%                    70                       7.87%                       9.06%
         25                         8.10%                        15.02%                    71                       8.70%                       10.01%
         26                         7.83%                        14.67%                    72                       7.85%                       9.02%
         27                         8.08%                        14.79%                    73                       8.10%                       9.29%
         28                         7.82%                        14.51%                    74                       7.83%                       8.97%
         29                         7.81%                        14.37%                    75                       8.09%                       9.25%
         30                         8.07%                        14.41%                    76                       7.82%                       8.94%
         31                         7.82%                        14.02%                    77                       7.81%                       8.92%
                                                                                          7878
         32                         8.09%                        14.00%                    78                       8.06%                       9.20%
         33                         7.89%                        13.63%                    79                       7.80%                       8.88%

         34                         8.13%                        13.18%                    80                       8.05%                       9.16%

         35                         8.91%                        13.82%                    81                       7.79%                       8.86%
         36                         8.13%                        12.93%                    82                       7.78%                       8.84%
         37                         8.39%                        14.52%                    83                       8.61%                       9.77%
         38                         8.11%                        14.24%                    84                       7.77%                       8.80%
         39                         8.37%                        14.51%                    85                       8.02%                       9.08%
         40                         8.10%                        14.38%                    86                       7.75%                       8.76%
         41                         8.09%                        14.34%                    87                       8.00%                       9.03%
         42                         8.35%                        14.52%                    88                       7.74%                       8.72%
         43                         8.07%                        14.26%                    89                       7.73%                       8.70%
         44                         8.33%                        14.47%                    90                       7.98%                       8.97%
         45                         8.05%                        14.21%                    91                       7.71%                       8.66%
         46                         8.04%                        14.25%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

(1)    Assumes 1-month LIBOR remains constant at 5.320%,  6-month LIBOR remains  constant at 5.3600%,  1-year LIBOR remains constant at 5.2940% and run at the Pricing Speed to call.

(2)    All indices  increase to 20.00%  beginning  in the first  period and run at the Pricing  Speed to call.  The effective  available funds cap rate (the  "Effective  Rate") is a per annum rate equal to (A) the product of
       (i) 30 divided by the actual number of days in the Interest  Accrual  Period for the  Certificates  and (ii)
       the weighted  average Net Mortgage  Rate of the mortgage  loans plus (B) the Net Swap Payments from the Swap
       Agreement,  if any,  divided by the  aggregate  balance of the mortgage  loans  multiplied by 360 divided by actual number of days.

                                      CLASS A SENSITIVITY TABLE (TO CALL)(1)
  --------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                 50% PPC 75% PPC        100% PPC 0% PPC      125% PPC           150% PPC
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     A-1
                 WAL (YEARS)                          15.32               1.80               1.26                1.00               0.83                0.70
             MOD DURATION (YEARS)                     9.88                1.68               1.20                0.96               0.80                0.68
           PRINCIPAL WINDOW (MONTH)                 1 to 267            1 to 45             1 to 30            1 to 23             1 to 19            1 to 16
               PRINCIPAL MONTHS                        267                 45                 30                  23                 19                  16
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     A-2
                 WAL (YEARS)                          25.27               6.37               4.21                3.00               2.13                1.77
             MOD DURATION (YEARS)                     13.25               5.21               3.67                2.70               1.98                1.67
           PRINCIPAL WINDOW (MONTH)                267 to 340          45 to 131           30 to 87            23 to 64           19 to 36            16 to 29
               PRINCIPAL MONTHS                        74                  87                 58                  42                 18                  14
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     A-3
                 WAL (YEARS)                          29.12              13.87               9.47                6.94               5.33                3.31
             MOD DURATION (YEARS)                     13.91               9.40               7.19                5.64               4.52                2.95
           PRINCIPAL WINDOW (MONTH)                340 to 353          131 to 180          87 to 124           64 to 91           36 to 71            29 to 57
               PRINCIPAL MONTHS                        14                  50                 38                  28                 36                  29
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

                                    CLASS A SENSITIVITY TABLE (TO MATURITY)(1)

                                                50% PPC 75% PPC        100% PPC 0% PPC      125% PPC           150% PPC
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     A-1
                 WAL (YEARS)                          15.32               1.80               1.26                1.00               0.83                0.70
             MOD DURATION (YEARS)                     9.88                1.68               1.20                0.96               0.80                0.68
           PRINCIPAL WINDOW (MONTH)                 1 to 267            1 to 45             1 to 30            1 to 23             1 to 19            1 to 16
               PRINCIPAL MONTHS                        267                 45                 30                  23                 19                  16
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     A-2
                 WAL (YEARS)                          25.27               6.37               4.21                3.00               2.13                1.77
             MOD DURATION (YEARS)                     13.25               5.21               3.67                2.70               1.98                1.67
           PRINCIPAL WINDOW (MONTH)                267 to 340          45 to 131           30 to 87            23 to 64           19 to 36            16 to 29
               PRINCIPAL MONTHS                        74                  87                 58                  42                 18                  14
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     A-3
                 WAL (YEARS)                          29.25              16.40               11.62               8.69               6.73                4.36
             MOD DURATION (YEARS)                     13.93              10.27               8.17                6.60               5.39                3.66
           PRINCIPAL WINDOW (MONTH)                340 to 357          131 to 333          87 to 279          64 to 222           36 to 179          29 to 147
               PRINCIPAL MONTHS                        18                 203                 193                159                 144                119
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

(1)    Assumes  1-month LIBOR  remains  constant at 5.320%,  6-month  LIBOR remains  constant at 5.3600% and 1-year
       LIBOR remains constant at 5.2940%.  Assumes par price for all the bonds.

                                          CLASS M SENSITIVITY TABLE (TO CALL)(1)

                                                50% PPC 75% PPC        100% PPC 0% PPC      125% PPC           150% PPC
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-1
                 WAL (YEARS)                          27.31               9.80               6.60                5.04               4.57                4.71
             MOD DURATION (YEARS)                     13.40               7.15               5.27                4.26               3.95                4.06
           PRINCIPAL WINDOW (MONTH)                285 to 353          56 to 180           37 to 124           41 to 91           47 to 71            57 to 57
               PRINCIPAL MONTHS                        69                 125                 88                  51                 25                  1
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-2
                 WAL (YEARS)                          27.31               9.80               6.60                5.00               4.39                4.46
             MOD DURATION (YEARS)                     13.33               7.13               5.26                4.22               3.80                3.87
           PRINCIPAL WINDOW (MONTH)                285 to 353          56 to 180           37 to 124           40 to 91           44 to 71            50 to 57
               PRINCIPAL MONTHS                        69                 125                 88                  52                 28                  8
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-3
                 WAL (YEARS)                          27.31               9.80               6.60                4.98               4.29                4.15
             MOD DURATION (YEARS)                     13.18               7.09               5.24                4.19               3.71                3.62
           PRINCIPAL WINDOW (MONTH)                285 to 353          56 to 180           37 to 124           39 to 91           42 to 71            47 to 57
               PRINCIPAL MONTHS                        69                 125                 88                  53                 30                  11
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-4
                 WAL (YEARS)                          27.31               9.80               6.60                4.97               4.24                4.02
             MOD DURATION (YEARS)                     12.71               6.96               5.17                4.13               3.64                3.50
           PRINCIPAL WINDOW (MONTH)                285 to 353          56 to 180           37 to 124           39 to 91           42 to 71            45 to 57
               PRINCIPAL MONTHS                        69                 125                 88                  53                 30                  13
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-5
                 WAL (YEARS)                          27.31               9.80               6.60                4.97               4.20                3.92
             MOD DURATION (YEARS)                     11.48               6.61               4.98                4.01               3.52                3.34
           PRINCIPAL WINDOW (MONTH)                285 to 353          56 to 180           37 to 124           38 to 91           41 to 71            43 to 57
               PRINCIPAL MONTHS                        69                 125                 88                  54                 31                  15
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-6
                 WAL (YEARS)                          27.31               9.80               6.60                4.95               4.16                3.84
             MOD DURATION (YEARS)                     11.48               6.61               4.98                3.99               3.49                3.27
           PRINCIPAL WINDOW (MONTH)                285 to 353          56 to 180           37 to 124           38 to 91           40 to 71            42 to 57
               PRINCIPAL MONTHS                        69                 125                 88                  54                 32                  16
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-7
                 WAL (YEARS)                          27.31               9.80               6.60                4.95               4.15                3.78
             MOD DURATION (YEARS)                     11.48               6.61               4.98                3.99               3.47                3.23
           PRINCIPAL WINDOW (MONTH)                285 to 353          56 to 180           37 to 124           38 to 91           39 to 71            41 to 57
               PRINCIPAL MONTHS                        69                 125                 88                  54                 33                  17
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

(1)    Assumes  1-month LIBOR  remains  constant at 5.320%,  6-month  LIBOR remains  constant at 5.3600% and 1-year
       LIBOR remains constant at 5.2940%.  Assumes par price for all the bonds.

                                        CLASS M SENSITIVITY TABLE (TO MATURITY)(1)

                                                50% PPC 75% PPC        100% PPC 0% PPC      125% PPC           150% PPC
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-1
                 WAL (YEARS)                          27.36              10.73               7.36                5.67               5.07                5.56
             MOD DURATION (YEARS)                     13.41               7.47               5.63                4.60               4.26                4.67
           PRINCIPAL WINDOW (MONTH)                285 to 357          56 to 300           37 to 231          41 to 178           47 to 142          58 to 116
               PRINCIPAL MONTHS                        73                 245                 195                138                 96                  59
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-2
                 WAL (YEARS)                          27.36              10.70               7.33                5.60               4.86                4.86
             MOD DURATION (YEARS)                     13.33               7.44               5.61                4.55               4.10                4.14
           PRINCIPAL WINDOW (MONTH)                285 to 357          56 to 292           37 to 222          40 to 170           44 to 135          50 to 110
               PRINCIPAL MONTHS                        73                 237                 186                131                 92                  61
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-3
                 WAL (YEARS)                          27.36              10.67               7.30                5.55               4.74                4.52
             MOD DURATION (YEARS)                     13.19               7.39               5.57                4.51               3.99                3.88
           PRINCIPAL WINDOW (MONTH)                285 to 357          56 to 280           37 to 209          39 to 159           42 to 126          47 to 103
               PRINCIPAL MONTHS                        73                 225                 173                121                 85                  57
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-4
                 WAL (YEARS)                          27.36              10.64               7.27                5.51               4.67                4.38
             MOD DURATION (YEARS)                     12.72               7.24               5.48                4.43               3.91                3.74
           PRINCIPAL WINDOW (MONTH)                285 to 357          56 to 273           37 to 202          39 to 153           42 to 121           45 to 99
               PRINCIPAL MONTHS                        73                 218                 166                115                 80                  55
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-5
                 WAL (YEARS)                          27.36              10.61               7.24                5.49               4.61                4.26
             MOD DURATION (YEARS)                     11.49               6.84               5.24                4.27               3.76                3.55
           PRINCIPAL WINDOW (MONTH)                285 to 357          56 to 267           37 to 196          38 to 148           41 to 117           43 to 95
               PRINCIPAL MONTHS                        73                 212                 160                111                 77                  53
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-6
                 WAL (YEARS)                          27.36              10.56               7.19                5.43               4.54                4.15
             MOD DURATION (YEARS)                     11.49               6.83               5.23                4.24               3.71                3.48
           PRINCIPAL WINDOW (MONTH)                285 to 357          56 to 257           37 to 187          38 to 141           40 to 111           42 to 90
               PRINCIPAL MONTHS                        73                 202                 151                104                 72                  49
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
                     M-7
                 WAL (YEARS)                          27.36              10.50               7.15                5.39               4.50                4.06
             MOD DURATION (YEARS)                     11.49               6.82               5.21                4.22               3.68                3.41
           PRINCIPAL WINDOW (MONTH)                285 to 357          56 to 249           37 to 179          38 to 135           39 to 106           41 to 86
               PRINCIPAL MONTHS                        73                 194                 143                 98                 68                  46
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

(1)    Assumes  1-month LIBOR  remains  constant at 5.320%,  6-month  LIBOR remains  constant at 5.3600% and 1-year
       LIBOR remains constant at 5.2940%.  Assumes par price for all the bonds.

                                                      FORWARD CURVES

 ----------------- ----------------- ------------------- ---------------- ----------------- ------------------ ------------------- -----------------
                         FWD               FWD                FWD                                  FWD                FWD                     FWD
                    1 Month LIBOR      6 Month LIBOR      1 Year LIBOR                        1 Month LIBOR      6 Month LIBOR          1 Year LIBOR (%)
 Month                   (%)                (%)                (%)             Month               (%)                (%)
----------------- ------------------ ------------------ ----------------- ---------------- ------------------- ------------------- -----------------

       1              5.3200%            5.3600%            5.2940%             50              5.0410%             5.1190%            5.2100%
       2              5.3360%            5.3350%            5.2520%             51              5.0510%             5.1280%            5.2190%
       3              5.3370%            5.3020%            5.2070%             52              5.0610%             5.1370%            5.2270%
       4              5.3000%            5.2610%            5.1620%             53              5.0700%             5.1460%            5.2350%
       5              5.2700%            5.2080%            5.1210%             54              5.0790%             5.1540%            5.2420%
       6              5.2430%            5.1550%            5.0830%             55              5.0880%             5.1620%            5.2500%
       7              5.1720%            5.0920%            5.0470%             56              5.0960%             5.1700%            5.2570%
       8              5.1440%            5.0340%            5.0190%             57              5.1040%             5.1770%            5.2650%
       9              5.0930%            4.9800%            4.9930%             58              5.1120%             5.1830%            5.2720%
       10             4.9890%            4.9340%            4.9720%             59              5.1190%             5.1900%            5.2800%
       11             4.9610%            4.9060%            4.9610%             60              5.1250%             5.1970%            5.2870%
       12             4.8700%            4.8840%            4.9520%             61              5.1320%             5.2030%            5.2950%
       13             4.8340%            4.8790%            4.9500%             62              5.1380%             5.2100%            5.3040%
       14             4.8270%            4.8810%            4.9510%             63              5.1440%             5.2180%            5.3120%
       15             4.8240%            4.8850%            4.9510%             64              5.1510%             5.2250%            5.3210%
       16             4.8260%            4.8900%            4.9500%             65              5.1580%             5.2330%            5.3300%
       17             4.8310%            4.8960%            4.9490%             66              5.1650%             5.2420%            5.3390%
       18             4.8370%            4.9000%            4.9460%             67              5.1730%             5.2510%            5.3480%
       19             4.8450%            4.9020%            4.9430%             68              5.1810%             5.2600%            5.3580%
       20             4.8510%            4.9010%            4.9390%             69              5.1890%             5.2690%            5.3670%
       21             4.8560%            4.8970%            4.9340%             70              5.1980%             5.2790%            5.3760%
       22             4.8580%            4.8900%            4.9290%             71              5.2070%             5.2880%            5.3850%
       23             4.8570%            4.8820%            4.9250%             72              5.2160%             5.2980%            5.3940%
       24             4.8500%            4.8730%            4.9220%             73              5.2260%             5.3070%            5.4020%
       25             4.8380%            4.8640%            4.9200%             74              5.2360%             5.3160%            5.4100%
       26             4.8270%            4.8570%            4.9210%             75              5.2450%             5.3250%            5.4170%
       27             4.8170%            4.8520%            4.9240%             76              5.2540%             5.3330%            5.4240%
       28             4.8090%            4.8500%            4.9300%             77              5.2630%             5.3410%            5.4310%
       29             4.8030%            4.8500%            4.9380%             78              5.2710%             5.3480%            5.4370%
       30             4.7990%            4.8520%            4.9480%             79              5.2790%             5.3550%            5.4440%
       31             4.7970%            4.8580%            4.9600%             80              5.2860%             5.3610%            5.4490%
       32             4.7980%            4.8670%            4.9740%             81              5.2930%             5.3670%            5.4550%
       33             4.8020%            4.8780%            4.9880%             82              5.3000%             5.3720%            5.4610%
       34             4.8090%            4.8920%            5.0040%             83              5.3060%             5.3780%            5.4660%
       35             4.8190%            4.9080%            5.0200%             84              5.3110%             5.3830%            5.4720%
       36             4.8320%            4.9250%            5.0370%             85              5.3160%             5.3880%            5.4770%
       37             4.8490%            4.9420%            5.0530%             86              5.3210%             5.3930%            5.4830%
       38             4.8660%            4.9600%            5.0690%             87              5.3260%             5.3990%            5.4880%
       39             4.8830%            4.9770%            5.0850%             88              5.3310%             5.4040%            5.4940%
       40             4.9010%            4.9940%            5.0990%             89              5.3360%             5.4090%            5.5000%
       41             4.9180%            5.0100%            5.1130%             90              5.3410%             5.4150%            5.5060%
       42             4.9350%            5.0260%            5.1260%             91              5.3470%             5.4200%            5.5120%
       43             4.9520%            5.0400%            5.1390%             92              5.3520%             5.4260%            5.5180%
       44             4.9670%            5.0540%            5.1510%             93              5.3570%             5.4320%            5.5250%
       45             4.9820%            5.0660%            5.1620%             94              5.3630%             5.4380%            5.5310%
       46             4.9960%            5.0780%            5.1730%             95              5.3680%             5.4430%            5.5380%
       47             5.0090%            5.0890%            5.1830%             96              5.3740%             5.4500%            5.5450%
       48             5.0210%            5.0990%            5.1930%
       49             5.0310%            5.1090%            5.2020%
----------------------------------------------------------------------------------------------------------------------------------------------------

                                                   EXCESS SPREAD TABLE

----------------- ----------------------- ----------------------- ------------------ ---------------------- --------------------------
   Month             Static LIBOR(1)           Fwd/LIBOR(2)          Month          Static LIBOR(1)           Fwd LIBOR(2)
                           (%)                     (%)                                        (%)                      (%)
----------------- ----------------------- ----------------------- ------------------ ---------------------- --------------------------

       1                   512                     512                   48                  304                      312
       2                   249                     249                   49                  314                      321
       3                   250                     250                   50                  302                      309
       4                   249                     249                   51                  312                      319
       5                   249                     249                   52                  299                      308
       6                   251                     251                   53                  298                      306
       7                   249                     249                   54                  308                      316
       8                   251                     252                   55                  296                      304
       9                   248                     250                   56                  307                      314
       10                  248                     251                   57                  295                      302
       11                  254                     258                   58                  295                      302
       12                  248                     254                   59                  318                      324
       13                  251                     258                   60                  293                      299
       14                  248                     255                   61                  304                      310
       15                  252                     260                   62                  291                      297
       16                  248                     257                   63                  302                      307
       17                  248                     257                   64                  289                      295
       18                  252                     262                   65                  288                      294
       19                  248                     258                   66                  297                      307
       20                  253                     264                   67                  279                      288
       21                  266                     277                   68                  295                      304
       22                  282                     292                   69                  277                      286
       23                  311                     321                   70                  276                      285
       24                  285                     297                   71                  327                      335
       25                  294                     307                   72                  274                      282
       26                  285                     300                   73                  291                      297
       27                  295                     309                   74                  273                      279
       28                  286                     302                   75                  289                      295
       29                  287                     303                   76                  271                      277
       30                                                                77
                           298                     313                  7878                 270                      275
       31                  290                     306                   78                  287                      291
       32                  302                     318                   79                  269                      272
       33                  299                     316                   80                  285                      288
       34                  324                     339                   81                  268                      270
       35                  360                     372                   82                  267                      270
       36                  326                     341                   83                  318                      320
       37                  339                     347                   84                  266                      267
       38                  314                     324                   85                  282                      283
       39                  320                     330                   86                  264                      265
       40                  311                     322                   87                  281                      281
       41                  310                     320                   88                  262                      263
       42                  320                     329                   89                  262                      262
       43                  309                     318                   90                  278                      278
       44                  319                     327                   91                  260                      259
       45                  307                     316
       46                  306                     315
       47                  338                     345
--------------------------------------------------------------------------------------------------------------------------------------

(1)    Assumes  1-month LIBOR  remains  constant at 5.320%,  6-month  LIBOR remains  constant at 5.3600% and 1-year
       LIBOR remains  constant at 5.2940%.  Assumes par price for all the bonds.  Assumes  payments are made to and received from the Swap Provider.

(2)    Assumes 1-month Forward LIBOR,  6-month Forward LIBOR,  1-year Forward LIBOR and run at the Pricing Speed to call.  Assumes payments are made to and received from the Swap Provider.

                                                    BREAK-EVEN TABLES

                    ------------------------------------------- -------------------------------------------
                                  Static.LIBOR(1)                              Forward LIBOR(2)
                                40% Loss Severity                           40% Loss Severity
                          CDR Break %            Cum Loss %          CDR Break %            Cum Loss %
------------------- ------------------------ ------------------ ----------------------- -------------------
    Class M-1                21.9%                18.45%                22.1%                 18.55%
    Class M-2                16.9%                15.56%                17.1%                 15.68%
    Class M-3                14.8%                14.18%                15.0%                 14.32%
    Class M-4                13.4%                13.20%                13.6%                 13.34%
    Class M-5                11.7%                11.94%                11.8%                 12.01%
    Class M-6                10.6%                11.07%                10.8%                 11.23%
    Class M-7                9.9%                 10.50%                10.1%                 10.66%
------------------- ------------------------ ------------------ ----------------------- -------------------

(1)    Assumes  1-month LIBOR  remains  constant at 5.320%,  6-month  LIBOR remains  constant at 5.3600% and 1-year
       LIBOR remains constant at 5.2940%.  Assumes par price for all the bonds.

(2)    Assumes 1-month Forward LIBOR,  6-month Forward LIBOR,  1-year Forward LIBOR and run at the pricing speed to maturity.  Assumes payments are received from the Swap Agreement.

ASSUMPTIONS:
Assumes 100% principal and interest advancing
40% severity rate
12 months recovery lag
Triggers are in effect at all times
Pricing speed
Run to maturity
CDR Break means when bonds receive first principal dollar loss

                                               AGGREGATE COLLATERAL SUMMARY

-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Current Principal Balance                                                            $433,863,398.04
Number of Mortgage Loans                                                                       2,196

                                                                                             AVERAGE                       MINIMUM                       MAXIMUM
Current Principal Balance                                                                $197,569.85                    $17,039.86                 $2,370,786.39

                                                                                    WEIGHTED AVERAGE                       MINIMUM                       MAXIMUM
Original Term (mos)                                                                              359                           180                           360
Age (mos)                                                                                          4                             0                           106
Gross Mortgage Rate                                                                          8.1425%                       5.5000%                      13.0000%
Loan-to-Value Ratio                                                                           91.62%                        12.00%                       107.00%
Credit Score                                                                                     680                           524                           819

Margin (%)                                                                                   4.8509%                       1.8750%                       9.5000%
Initial Periodic Cap (%)                                                                     3.3968%                       1.0000%                       6.0000%
Periodic Cap (%)                                                                             1.2754%                       1.0000%                       2.0000%
Maximum Mortgage Rate (%)                                                                   14.3312%                      10.5000%                      19.0000%
Minimum Mortgage Rate (%)                                                                    6.1448%                       1.8750%                      12.0000%
Next Rate Adj. (mos)                                                                              36                             8                           118

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------------
LIEN POSITION                                             % OF LOAN GROUP       LOAN TYPE                                                        % OF LOAN GROUP
1st Lien                                                          100.00%       Adjustable-rate                                                           57.72%
                                                                                Fixed-rate                                                                42.28%
OCCUPANCY                                                 % OF LOAN GROUP       LOAN PURPOSE                                                     % OF LOAN GROUP
Primary Residence                                                  73.52%       Purchase                                                                  58.46%
Non-Owner Occupied                                                 20.34%       Equity Refinance                                                          32.25%
Second/Vacation                                                     6.14%       Rate/Term Refinance                                                        9.29%

DOCUMENTATION                                             % OF LOAN GROUP       PROPERTY TYPE                                                    % OF LOAN GROUP
Full Documentation                                                 48.21%       Single-family                                                             63.01%
Reduced Documentation                                              36.20%       PUD Detached                                                              17.44%
No Stated Income                                                    8.79%       Two-to-four family units                                                   7.45%
NINA                                                                6.80%       Condo Low-Rise                                                             7.21%
                                                                                PUD Attached                                                               2.64%
SERVICING                                                 % OF LOAN GROUP       Townhouse                                                                  1.30%
Homecomings                                                         70.2%       Condo High-Rise                                                            0.44%
                                                                                Condotel (9 or more stories)                                               0.20%
DELINQUENCY                                               % OF LOAN GROUP       Condo Mid-Rise                                                             0.15%
Current                                                           100.00%       Cooperative                                                                0.09%
30 to 59 Days Delinquent                                            0.00%       Leasehold                                                                  0.07%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

CREDIT SCORES
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
RANGE OF                                           MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
CREDIT SCORES                                       LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
N/A                                                   2                         $264,130                    0.06%            $132,065              0                  84.01%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
520 - 539                                             1                         123,781                     0.03              123,781             524                 85.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
560 - 579                                             2                         251,064                     0.06              125,532             575                 101.64
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
580 - 599                                             92                       15,241,308                   3.51              165,666             588                 98.42
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
600 - 619                                            203                       33,980,806                   7.83              167,393             609                 96.30
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
620 - 639                                            238                       53,664,723                   12.37             225,482             629                 91.27
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
640 - 659                                            303                       68,625,500                   15.82             226,487             649                 90.28
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
660 - 679                                            219                       48,128,739                   11.09             219,766             668                 91.76
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
680 - 699                                            307                       64,654,260                   14.90             210,600             689                 89.68
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
700 - 719                                            237                       46,377,811                   10.69             195,687             709                 90.05
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
720 - 739                                            220                       37,599,951                   8.67              170,909             729                 90.76
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
740 - 759                                            188                       32,205,168                   7.42              171,304             749                 94.10
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
760 - 779                                             90                       14,809,713                   3.41              164,552             768                 90.79
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
780 - 799                                             67                       13,938,374                   3.21              208,035             788                 90.49
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
800 or greater                                        27                       3,998,072                    0.92              148,077             808                 96.80
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

As of the cut-off date, the weighted average credit score is approximately 680.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
RANGE OF ORIGINAL                                 NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
MORTGAGE LOAN                                      MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
PRINCIPAL BALANCES ($)                              LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
1 - 100,000                                          519                      $36,476,119                   8.41%             $70,282             690                 95.70%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
100,001 - 200,000                                    946                      140,521,305                   32.39             148,543             681                 95.08
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
200,001 - 300,000                                    409                      100,649,632                   23.20             246,087             674                 93.14
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
300,001 - 400,000                                    152                       52,391,641                   12.08             344,682             672                 90.78
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
400,001 - 500,000                                     89                       39,797,759                   9.17              447,166             676                 91.19
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
500,001 - 600,000                                     33                       17,909,855                   4.13              542,723             675                 85.56
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
600,001 - 700,000                                     16                       10,477,025                   2.41              654,814             683                 85.36
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
700,001 - 800,000                                     8                        5,988,303                    1.38              748,538             680                 82.20
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
800,001 - 900,000                                     2                        1,720,000                    0.40              860,000             683                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
900,001 - 1,000,000                                   7                        6,704,883                    1.55              957,840             688                 79.30
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
1,000,001 - 1,100,000                                 1                        1,040,000                    0.24             1,040,000            632                 65.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
1,100,001 - 1,200,000                                 3                        3,424,178                    0.79             1,141,393            706                 73.44
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
1,200,001 - 1,300,000                                 3                        3,789,062                    0.87             1,263,021            688                 66.02
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
1,300,001 - 1,400,000                                 3                        4,030,000                    0.93             1,343,333            715                 78.33
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
1,400,001 - 1,500,000                                 3                        4,418,874                    1.02             1,472,958            758                 75.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2,100,001 - 2,200,000                                 1                        2,153,977                    0.50             2,153,977            693                 70.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2,300,001 - 2,400,000                                 1                        2,370,786                    0.55             2,370,786            735                 78.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

NET MORTGAGE RATES
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
RANGE OF                                           MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
NET MORTGAGE RATES (%)                              LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
5.0000 - 5.4999                                       5                        $2,892,479                   0.67%            $578,496             691                 91.13%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
5.5000 - 5.9999                                       20                       7,781,258                    1.79              389,063             723                 82.15
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
6.0000 - 6.4999                                      155                       47,103,792                   10.86             303,895             692                 83.83
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
6.5000 - 6.9999                                      281                       72,856,887                   16.79             259,277             689                 84.42
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
7.0000 - 7.4999                                      388                       83,240,327                   19.19             214,537             690                 91.64
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
7.5000 - 7.9999                                      307                       58,024,613                   13.37             189,005             690                 91.24
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
8.0000 - 8.4999                                      313                       53,575,919                   12.35             171,169             676                 95.98
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
8.5000 - 8.9999                                      245                       35,303,993                   8.14              144,098             671                 98.30
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
9.0000 - 9.4999                                      252                       39,619,107                   9.13              157,219             652                 99.29
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
9.5000 - 9.9999                                      113                       18,066,195                   4.16              159,878             646                 98.25
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
10.0000 - 10.4999                                     78                       10,665,417                   2.46              136,736             642                 97.11
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
10.5000 - 10.9999                                     23                       2,492,420                    0.57              108,366             628                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
11.0000 - 11.4999                                     12                       1,399,681                    0.32              116,640             615                 100.29
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
11.5000 - 11.9999                                     3                         765,362                     0.18              255,121             659                 94.13
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
12.5000 - 12.9999                                     1                          75,947                     0.02              75,947              648                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

As of the cut-off date, the weighted average net mortgage rate is approximately 7.7442%.

MORTGAGE RATES
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
RANGE OF                                           MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
MORTGAGE RATES (%)                                  LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
5.5000 - 5.9999                                       6                        $3,002,364                   0.69%            $500,394             689                 90.35%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
6.0000 - 6.4999                                       35                       12,190,534                   2.81              348,301             708                 80.01
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
6.5000 - 6.9999                                      214                       60,402,239                   13.92             282,253             689                 83.45
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
7.0000 - 7.4999                                      239                       59,769,155                   13.78             250,080             691                 85.46
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
7.5000 - 7.9999                                      443                       93,894,833                   21.64             211,952             696                 91.41
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
8.0000 - 8.4999                                      230                       43,885,188                   10.11             190,805             679                 92.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
8.5000 - 8.9999                                      343                       56,913,953                   13.12             165,930             679                 96.36
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
9.0000 - 9.4999                                      243                       34,248,692                   7.89              140,941             671                 98.58
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
9.5000 - 9.9999                                      222                       37,344,903                   8.61              168,220             646                 99.13
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
10.0000 - 10.4999                                    115                       18,009,360                   4.15              156,603             646                 98.60
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
10.5000 - 10.9999                                     68                       9,557,702                    2.20              140,554             636                 98.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
11.0000 - 11.4999                                     23                       2,537,297                    0.58              110,317             628                 100.16
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
11.5000 - 11.9999                                     11                       1,265,870                    0.29              115,079             614                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
12.0000 - 12.4999                                     3                         765,362                     0.18              255,121             659                 94.13
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
13.0000 - 13.4999                                     1                          75,947                     0.02              75,947              648                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

As of the cut-off date, the weighted average mortgage rate is approximately 8.1425%.

ORIGINAL LOAN-TO-VALUE RATIOS
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
RANGE OF ORIGINAL                                  MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)                            LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
0.01 - 50.00                                          9                         $937,931                    0.22%            $104,215             638                 37.73%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
50.01 - 55.00                                         3                        1,464,155                    0.34              488,052             658                 53.07
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
55.01 - 60.00                                         4                        1,135,980                    0.26              283,995             705                 57.84
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
60.01 - 65.00                                         14                       4,773,855                    1.10              340,990             674                 64.64
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
65.01 - 70.00                                         23                       10,019,049                   2.31              435,611             686                 69.65
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
70.01 - 75.00                                         30                       15,309,407                   3.53              510,314             701                 74.81
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
75.01 - 80.00                                        403                      108,052,040                   24.90             268,119             683                 79.89
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
80.01 - 85.00                                         19                       4,000,073                    0.92              210,530             676                 84.38
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
85.01 - 90.00                                         82                       15,012,003                   3.46              183,073             682                 89.61
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
90.01 - 95.00                                        270                       45,214,991                   10.42             167,463             716                 94.85
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
95.01 - 100.00                                      1,291                     219,633,645                   50.62             170,127             669                 99.89
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
100.01 - 105.00                                       16                       2,522,686                    0.58              157,668             688                 103.40
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
105.01 - 110.00                                       32                       5,787,582                    1.33              180,862             728                 106.80
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

As of the cut-off date, the weighted average original loan-to-value ratio is approximately 91.62%.

DEBT-TO-INCOME RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
                                                   MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
DEBT-TO-INCOME                                      LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
RATIO (%)
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
<= 0.00                                              305                      $69,290,206                  15.97%            $227,181             686                 83.99%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
0.01 - 20.00                                          70                       10,486,417                   2.42              149,806             697                 95.18
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
20.01 - 25.00                                         71                       10,977,616                   2.53              154,614             691                 91.56
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
25.01 - 30.00                                        134                       22,944,428                   5.29              171,227             694                 90.02
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
30.01 - 35.00                                        223                       44,436,799                   10.24             199,268             691                 91.11
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
35.01 - 40.00                                        327                       61,286,557                   14.13             187,421             685                 93.25
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
40.01 - 45.00                                        440                       79,784,017                   18.39             181,327             680                 92.90
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
45.01 - 50.00                                        455                       90,030,249                   20.75             197,869             670                 95.21
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
50.01 - 55.00                                        152                       38,868,636                   8.96              255,715             657                 93.63
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
55.01 - 60.00                                         12                       4,725,181                    1.09              393,765             707                 79.61
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
60.01 - 65.00                                         5                         685,391                     0.16              137,078             620                 95.02
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
65.01 - 70.00                                         1                         225,451                     0.05              225,451             592                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
75.01 - 80.00                                         1                         122,450                     0.03              122,450             749                 95.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

As of the cut-off date, the weighted average debt-to-income is approximately 41.21%.

STATE OR TERRITORY
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
                                                   MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
STATE OR TERRITORY                                  LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Florida                                              226                      $55,859,579                  12.87%            $247,166             680                 90.77%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
California                                           123                       50,859,988                   11.72             413,496             678                 87.89
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Georgia                                              141                       24,424,606                   5.63              173,224             663                 94.56
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
North Carolina                                       122                       20,263,786                   4.67              166,097             691                 91.24
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Illinois                                              81                       17,919,211                   4.13              221,225             702                 90.15
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Virginia                                              72                       17,323,992                   3.99              240,611             684                 88.15
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
New Jersey                                            49                       15,098,286                   3.48              308,128             659                 86.78
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Texas                                                103                       14,488,504                   3.34              140,665             685                 91.18
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Indiana                                              110                       12,791,683                   2.95              116,288             706                 97.41
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Ohio                                                  99                       12,314,709                   2.84              124,391             674                 97.09
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Tennessee                                             92                       12,120,541                   2.79              131,745             687                 94.59
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Arizona                                               51                       11,782,627                   2.72              231,032             676                 92.18
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Colorado                                              40                       11,771,464                   2.71              294,287             694                 86.73
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
New York                                              52                       11,406,706                   2.63              219,360             692                 85.83
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Pennsylvania                                          72                       10,540,636                   2.43              146,398             666                 97.96
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Michigan                                              81                       10,248,932                   2.36              126,530             682                 93.16
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Wisconsin                                             69                       9,843,439                    2.27              142,659             668                 98.89
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Maryland                                              42                       9,555,906                    2.20              227,522             681                 87.74
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Washington                                            36                       8,671,971                    2.00              240,888             674                 93.20
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Mississippi                                           52                       7,755,024                    1.79              149,135             724                 96.12
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Alabama                                               57                       7,717,420                    1.78              135,393             671                 97.91
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
South Carolina                                        44                       7,323,436                    1.69              166,442             671                 94.05
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Missouri                                              48                       6,778,021                    1.56              141,209             671                 97.08
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Oregon                                                21                       6,490,826                    1.50              309,087             671                 88.11
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Massachusetts                                         20                       6,284,289                    1.45              314,214             682                 82.27
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Nevada                                                22                       6,269,542                    1.45              284,979             670                 96.38
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Minnesota                                             31                       6,104,991                    1.41              196,935             672                 98.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Oklahoma                                              33                       4,724,312                    1.09              143,161             689                 91.22
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Louisiana                                             32                       4,135,037                    0.95              129,220             666                 99.57
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Utah                                                  17                       4,077,440                    0.94              239,849             684                 86.98
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Kentucky                                              35                       3,889,903                    0.90              111,140             686                 98.11
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Connecticut                                           12                       3,744,188                    0.86              312,016             677                 83.51
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Delaware                                              11                       2,572,006                    0.59              233,819             685                 87.67
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
New Mexico                                            13                       2,382,022                    0.55              183,232             646                 94.53
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Arkansas                                              15                       2,019,506                    0.47              134,634             716                 98.36
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Rhode Island                                          6                        1,862,322                    0.43              310,387             678                 93.65
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Maine                                                 9                        1,826,644                    0.42              202,960             663                 87.18
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Alaska                                                7                        1,480,728                    0.34              211,533             666                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Idaho                                                 8                        1,476,188                    0.34              184,523             680                 95.53
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Hawaii                                                1                        1,270,678                    0.29             1,270,678            690                 75.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
District of Columbia                                  4                        1,216,595                    0.28              304,149             684                 82.98
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Kansas                                                10                       1,168,304                    0.27              116,830             663                 100.48
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Iowa                                                  9                         924,194                     0.21              102,688             682                 96.59
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Montana                                               3                         771,855                     0.18              257,285             620                 91.16
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Nebraska                                              5                         729,245                     0.17              145,849             611                 99.84
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
North Dakota                                          3                         435,257                     0.10              145,086             723                 104.65
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
New Hampshire                                         2                         328,352                     0.08              164,176             709                 93.01
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
South Dakota                                          2                         322,336                     0.07              161,168             641                 95.91
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Vermont                                               1                         307,344                     0.07              307,344             689                 73.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Wyoming                                               1                         129,021                     0.03              129,021             761                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
West Virginia                                         1                          59,807                     0.01              59,807              666                 84.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

No more than 0.62% will be secured by mortgaged properties located in any one zip code area (60564).

LOAN PURPOSE
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
                                                   MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
LOAN PURPOSE                                        LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Purchase                                            1,414                     $253,639,519                 58.46%            $179,377             688                 92.82%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Equity Refinance                                     605                      139,937,371                   32.25             231,301             667                 91.23
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Rate/Term Refinance                                  177                       40,286,509                   9.29              227,607             675                 85.45
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

OCCUPANCY TYPE
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
                                                   MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
OCCUPANCY TYPE                                      LOANS                   OUTSTANDING ($)               LOANS (%)         BALANCE ($)          SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Primary                                             1,407                     $318,984,862                 73.52%            $226,713             668                 91.67%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Non-Owner Occupied                                   672                       88,235,971                   20.34             131,304             720                 91.01
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Second/Vacation                                      117                       26,642,565                   6.14              227,714             699                 93.03
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

PROPERTY TYPE
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
                                                   MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
PROPERTY TYPE                                       LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Single-family detached                              1,454                     $273,392,043                 63.01%            $188,028             675                 92.29%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Detached PUD                                         287                       75,673,531                   17.44             263,671             688                 89.93
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Two-to-four family units                             187                       32,303,519                   7.45              172,746             697                 88.67
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Condo under 5 stories                                148                       31,298,793                   7.21              211,478             680                 92.47
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Attached PUD                                          65                       11,448,107                   2.64              176,125             692                 92.34
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Townhouse                                             42                       5,645,794                    1.30              134,424             696                 94.70
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Condo over 8 stories                                  6                        1,895,570                    0.44              315,928             668                 91.29
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Condotel                                              3                         853,300                     0.20              284,433             719                 83.99
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Mid-rise condo 5 to 8 stories                         2                         662,373                     0.15              331,187             675                 87.94
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Cooperative                                           1                         383,000                     0.09              383,000             649                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Leasehold                                             1                         307,367                     0.07              307,367             676                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

DOCUMENTATION TYPE
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
                                                   MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
DOCUMENTATION TYPE                                  LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Full Documentation                                  1,239                     $209,184,529                 48.21%            $168,833             670                 96.29%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Reduced Documentation                                676                      157,037,595                   36.20             232,304             690                 89.23
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
No Stated Income                                     143                       38,127,017                   8.79              266,622             684                 84.04
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
NINA                                                 138                       29,514,257                   6.80              213,871             697                 81.03
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

PREPAYMENT PENALTY TERM
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
PREPAYMENT PENALTY                                 MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
TERM (MONTHS)                                       LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
0                                                    853                      $197,641,367                 45.55%            $231,701             679                 85.68%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
12                                                    73                       14,731,016                   3.40              201,795             695                 94.69
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
24                                                   352                       67,140,870                   15.48             190,741             654                 98.40
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
36                                                   886                      147,924,930                   34.09             166,958             692                 96.03
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
60                                                    25                       4,291,353                    0.99              171,654             670                 98.49
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Other*                                                7                        2,133,863                    0.49              304,838             698                 88.09
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

*Other means not 0, 12, 24, 36, or 60 months and not more than 60 months.
INTEREST ONLY TERM
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
INTEREST ONLY                                      MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
TERM (MONTHS)                                       LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
0                                                   1,575                     $266,739,993                 61.48%            $169,359             672                 94.44%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
24                                                    2                         586,400                     0.14              293,200             726                 104.47
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
36                                                    1                         676,000                     0.16              676,000             669                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
60                                                   160                       49,581,257                   11.43             309,883             684                 91.62
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
84                                                    5                        3,612,642                    0.83              722,528             696                 78.56
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
108                                                   2                        1,046,400                    0.24              523,200             632                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
120                                                  451                      111,620,707                   25.73             247,496             698                 85.41
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

RANGE OF MINIMUM MORTGAGE RATES
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
RANGE OF                                           MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
MINIMUM MORTGAGE RATES (%)                          LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Fixed                                               1,016                     $183,453,327                 42.28%            $180,564             690                 87.97%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
1.500 - 1.999                                         1                         480,000                     0.11              480,000             682                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2.000 - 2.499                                         69                       26,102,506                   6.02              378,297             695                 82.94
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2.500 - 2.999                                        130                       36,055,630                   8.31              277,351             697                 80.48
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
3.000 - 3.499                                        104                       16,951,183                   3.91              162,992             733                 93.81
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
3.500 - 3.999                                         28                       4,579,472                    1.06              163,553             725                 93.47
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
4.000 - 4.499                                        108                       13,213,652                   3.05              122,349             694                 99.07
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
4.500 - 4.999                                         13                       2,757,061                    0.64              212,082             677                 96.77
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
5.000 - 5.499                                         29                       4,858,004                    1.12              167,517             657                 97.26
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
5.500 - 5.999                                         31                       6,566,361                    1.51              211,818             671                 99.77
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
6.000 - 6.499                                         40                       6,934,914                    1.60              173,373             642                 99.97
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
6.500 - 6.999                                         60                       13,690,152                   3.16              228,169             662                 98.11
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
7.000 - 7.499                                         57                       12,854,450                   2.96              225,517             666                 98.90
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
7.500 - 7.999                                         79                       21,502,765                   4.96              272,187             668                 99.36
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
8.000 - 8.499                                         71                       15,225,275                   3.51              214,440             650                 99.67
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
8.500 - 8.999                                         99                       21,812,775                   5.03              220,331             656                 99.36
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
9.000 - 9.499                                         67                       13,093,998                   3.02              195,433             651                 99.39
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
9.500 - 9.999                                        100                       18,478,330                   4.26              184,783             629                 99.95
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
10.000 - 10.499                                       40                       7,662,480                    1.77              191,562             642                 99.64
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
10.500 - 10.999                                       38                       5,786,168                    1.33              152,268             638                 98.28
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
11.000 - 11.499                                       10                        975,690                     0.22              97,569              619                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
11.500 - 11.999                                       5                         380,133                     0.09              76,027              634                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
12.000 - 12.499                                       1                         449,071                     0.10              449,071             675                 90.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

As of the cut-off date, the weighted average minimum mortgage rate is approximately 6.1448%.

RANGE OF MAXIMUM MORTGAGE RATES
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
RANGE OF                                           MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
MAXIMUM MORTGAGE RATES (%)                          LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Fixed                                               1,016                     $183,453,327                 42.28%            $180,564             690                 87.97%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
10.500 - 10.999                                       2                        1,400,911                    0.32              700,455             646                 83.15
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
11.000 - 11.499                                       11                       4,927,914                    1.14              447,992             704                 76.90
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
11.500 - 11.999                                       23                       10,541,728                   2.43              458,336             688                 81.15
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
12.000 - 12.499                                       15                       10,187,700                   2.35              679,180             709                 79.14
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
12.500 - 12.999                                       63                       18,859,647                   4.35              299,359             693                 83.55
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
13.000 - 13.499                                       64                       17,176,857                   3.96              268,388             697                 90.58
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
13.500 - 13.999                                      164                       40,574,497                   9.35              247,405             691                 95.54
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
14.000 - 14.499                                      122                       23,006,384                   5.30              188,577             677                 97.63
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
14.500 - 14.999                                      220                       38,944,207                   8.98              177,019             678                 98.09
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
15.000 - 15.499                                      158                       25,629,214                   5.91              162,210             659                 98.89
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
15.500 - 15.999                                      175                       32,037,681                   7.38              183,072             637                 98.95
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
16.000 - 16.499                                       78                       14,745,859                   3.40              189,049             638                 99.03
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
16.500 - 16.999                                       54                       8,253,416                    1.90              152,841             640                 98.74
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
17.000 - 17.499                                       19                       2,195,256                    0.51              115,540             638                 99.59
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
17.500 - 17.999                                       9                        1,324,302                    0.31              147,145             652                 95.72
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
18.000 - 18.499                                       2                         528,552                     0.12              264,276             664                 91.50
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
19.000 - 19.499                                       1                          75,947                     0.02              75,947              648                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

As of the cut-off date, the weighted average maximum mortgage rate is approximately 14.3312%.

NEXT INTEREST RATE ADJUSTMENT DATE
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
NEXT INTEREST RATE                                 MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
ADJUSTMENT DATE                                     LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Fixed                                               1,016                     $183,453,327                 42.28%            $180,564             690                 87.97%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2007-12                                               1                         424,447                     0.10              424,447             619                 95.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-02                                               1                         107,062                     0.02              107,062             610                 90.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-03                                               2                         494,825                     0.11              247,412             659                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-04                                               2                         860,870                     0.20              430,435             686                 97.61
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-06                                               2                         232,346                     0.05              116,173             665                 97.80
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-08                                               7                         995,780                     0.23              142,254             612                 96.36
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-09                                               16                       3,810,089                    0.88              238,131             661                 95.55
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-10                                               30                       4,576,509                    1.05              152,550             668                 99.39
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-11                                               29                       4,979,770                    1.15              171,716             649                 99.24
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2008-12                                               52                       11,773,882                   2.71              226,421             665                 95.34
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-01                                              161                       32,850,902                   7.57              204,043             658                 98.87
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-02                                              117                       23,626,892                   5.45              201,939             648                 99.60
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-03                                               25                       4,990,320                    1.15              199,613             659                 100.04
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-04                                               4                        1,182,400                    0.27              295,600             643                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-06                                               2                         490,036                     0.11              245,018             628                 100.22
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-07                                               1                          83,218                     0.02              83,218              587                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-08                                               10                       1,572,232                    0.36              157,223             619                 99.75
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-09                                               34                       4,781,908                    1.10              140,644             686                 98.53
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-10                                               57                       6,150,239                    1.42              107,899             694                 97.67
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-11                                               47                       6,728,634                    1.55              143,162             702                 96.54
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2009-12                                               93                       20,258,337                   4.67              217,832             653                 98.34
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2010-01                                              150                       32,110,866                   7.40              214,072             667                 97.83
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2010-02                                               70                       10,478,638                   2.42              149,695             675                 99.89
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2010-03                                               45                       7,787,312                    1.79              173,051             695                 101.41
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2010-04                                               7                        1,944,127                    0.45              277,732             702                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2011-01                                               1                         139,408                     0.03              139,408             658                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2011-02                                               1                         248,000                     0.06              248,000             717                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2011-08                                               1                        2,153,977                    0.50             2,153,977            693                 70.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2011-09                                               7                        1,537,359                    0.35              219,623             680                 86.24
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2011-10                                               6                        1,701,790                    0.39              283,632             700                 82.91
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2011-11                                               10                       4,450,007                    1.03              445,001             699                 83.71
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2011-12                                               52                       11,958,428                   2.76              229,970             698                 87.49
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2012-01                                              100                       28,087,398                   6.47              280,874             700                 83.74
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2012-02                                               19                       8,005,759                    1.85              421,356             712                 80.90
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2012-03                                               1                         220,000                     0.05              220,000             691                 77.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2012-12                                               1                         451,750                     0.10              451,750             706                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2013-10                                               1                         840,000                     0.19              840,000             660                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2013-11                                               3                        1,515,229                    0.35              505,076             656                 75.52
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2014-01                                               6                        3,123,820                    0.72              520,637             704                 78.34
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2016-11                                               2                         663,952                     0.15              331,976             690                 68.93
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2016-12                                               1                         439,980                     0.10              439,980             681                 62.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2017-01                                               2                         621,574                     0.14              310,787             671                 84.56
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2017-02                                               1                         960,000                     0.22              960,000             637                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
As of the cut-off date, the weighted average months to next interest rate adjustment is approximately 36 months.

RANGE OF NOTE MARGINS
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
                                                                                                         PERCENT OF                            WEIGHTED              WEIGHTED
                                                  NUMBER OF                    AGGREGATE                  AGGREGATE           AVERAGE           AVERAGE              AVERAGE
RANGE OF                                           MORTGAGE                PRINCIPAL BALANCE              MORTGAGE           PRINCIPAL          CREDIT            LOAN-TO-VALUE
NOTE MARGINS (%)                                    LOANS                     OUTSTANDING                   LOANS             BALANCE            SCORE                RATIO
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
Fixed                                               1,016                     $183,453,327                 42.28%            $180,564             690                 87.97%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
1.5000 - 1.9999                                       1                         480,000                     0.11              480,000             682                 80.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2.0000 - 2.4999                                       77                       29,963,775                   6.91              389,140             697                 82.42
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
2.5000 - 2.9999                                      138                       37,328,787                   8.60              270,498             698                 81.54
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
3.0000 - 3.4999                                      108                       16,657,163                   3.84              154,233             731                 95.32
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
3.5000 - 3.9999                                       35                       7,248,682                    1.67              207,105             713                 95.78
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
4.0000 - 4.4999                                      128                       19,979,302                   4.60              156,088             690                 99.23
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
4.5000 - 4.9999                                       66                       17,599,322                   4.06              266,656             667                 98.86
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
5.0000 - 5.4999                                       88                       17,577,504                   4.05              199,744             655                 99.03
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
5.5000 - 5.9999                                      102                       23,085,624                   5.32              226,330             660                 99.78
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
6.0000 - 6.4999                                      125                       23,125,142                   5.33              185,001             643                 99.60
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
6.5000 - 6.9999                                      101                       17,863,431                   4.12              176,866             644                 99.87
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
7.0000 - 7.4999                                       82                       12,559,164                   2.89              153,161             637                 99.52
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
7.5000 - 7.9999                                       61                       14,539,117                   3.35              238,346             662                 98.81
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
8.0000 - 8.4999                                       59                       10,927,670                   2.52              185,215             618                 99.84
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
8.5000 - 8.9999                                       6                        1,197,967                    0.28              199,661             595                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
9.0000 - 9.4999                                       2                         203,896                     0.05              101,948             642                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
9.5000 - 9.9999                                       1                          73,523                     0.02              73,523              628                 100.00
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------
TOTAL:                                              2,196                     $433,863,398                 100.00%           $197,570             680                 91.62%
------------------------------------------- ----------------------- --------------------------------- ------------------ ------------------ ---------------- -------------------------

As of the cut-off date, the weighted average note margin is approximately 4.8509%.

BANC OF AMERICA SECURITIES LLC
MORTGAGE TRADING/SYNDICATE                                                                Tel:  (212) 847-5095
                                                                                          Fax: (212) 847-5143
Patrick Beranek                                                                           patrick.beranek@bankofamerica.com
Ileana Chu                                                                                ileana.i.chu@bankofamerica.com
Charlene Balfour                                                                          charlene.c.balfour@bankofamerica.com
Jordan Chirico                                                                            jordan.chirico@bankofamerica.com
GLOBAL STRUCTURED FINACE                                                                  Fax: (212) 847-5040
Jeff Hare                                                                                 Tel: (704) 388-6840
                                                                                          jeff.hare@bankofamerica.com
Michael Tri (Structuring)                                                                 Tel: (704) 388-8786
                                                                                          michael.l.tri@bankofamerica.com
Niki Hogue (Structuring)                                                                  Tel: (704) 387-1855
                                                                                          nikole.hogue@bankofamerica.com
Adarsh Dhand                                                                              Tel: (704) 683-5412
                                                                                          adarsh.dhand@bankofamerica.com
Jorge Panduro                                                                             Tel: (704) 386-0902
                                                                                          jorge.a.panduro@bankofamerica.com
Rahul Mukherjee (Structuring)                                                             Tel: (704) 683-5179
                                                                                          rahul.mukherjee@bankofamerica.com
Brandon Crooks (Collateral)                                                               Tel: (704) 388-1720
                                                                                          brandon.crooks@bankofamerica.com
Ken Hart (Collateral)                                                                     Tel: (704) 683-5707
                                                                                          james.k.hart@bankofamerica.com

----------------------------------------------------------------------------------------- -------------------------------------------------------------------------------

                                                  RATING AGENCY CONTACTS

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

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 MOODY'S:                                                 Shachar Gonen                                                                         (212) 553-3711

 S&P:                                                     Michael Valente                                                                       (212) 438-2555
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